Risk management	12 Months Ended
Dec. 31, 2019
Risk management
Risk management
Risk management
a) Cornerstones of the risk function
Our risk principles are mandatory and must be followed at all times. They take into account regulatory requirements and market best practices. They are the following:

1.
A strong risk culture (Risk Pro), as part of ‘The Santander Way’, which is followed by all employees, covers all risks and promotes socially responsible management that contributes to Santander’s long-term sustainability.

2.
All employees are responsible for managing risk. They must be aware of, and understand, the risks generated in their day-to-day activities, avoiding risks where the impacts are unknown or exceed the Group’s risk appetite limits.

3.
Engagement of senior management, ensuring consistent management and control of risk through their conduct, actions and communication. They also promote our risk culture and assess its degree of implementation, overseeing that the risk profile is kept within the levels defined by the our risk appetite.

4.	Independence of the risk management and control functions, consistent with the three lines of defence model.

5.	A forward-looking and comprehensive approach to risk management and control across all businesses and risk types.

6.	Complete and timely information management, enabling risks to be appropriately identified, assessed, managed and reported to the corresponding level.
These principles, combined with a series of tools and processes that are embedded in the Group’s strategic planning, such as our risk appetite statement, risk profile assessment, scenario analysis, and our risk reporting structure, annual planning and budget process, provide a holistic control structure for the entire Group.
1. Main risks of the group's financial instruments
The main risk categories in which the Group has its most significant current and/or potential exposures, thus facilitating the identification thereof, includes the following:

•
Credit risk: is the risk of financial loss arising from the default or credit quality deterioration of a customer or other third party, to which Santander has either directly provided credit or for which it has assumed a contractual obligation.

•	Market risk: is the risk incurred as a result of changes in market factors that affect the value of positions in the trading book.

•	Liquidity risk: is the risk that Santander does not have the liquid financial resources to meet its obligations when they fall due, or can only obtain them at high cost.

•
Structural Risk: is the risk arising from the management of different balance sheet items, not only in the banking book but also in relation to insurance and pension activities. It includes the risk of Santander not having an adequate amount or quality of capital to meet its internal business objectives, regulatory requirements or market expectations.

•	Operational risk: is defined as the risk of loss resulting from inadequate or failed internal processes, people and systems or from external events, including conduct risk.

•
Regulatory Compliance Risk: risk of non-compliance with legal and regulatory requirements as well as supervisors expectations, which may result in legal or regulatory sanctions, including fines or other financial implications.

•	Model Risk: is the risk of loss arising from inaccurate predictions, causing a sub-optimal decision, or from a model being implemented or used inappropriately.

•
Reputational Risk: the risk of current or potential negative economic impact to the Bank due to damage to its perception on the part of employees, customers, shareholders/investors and the wider community.

•
Strategic Risk: is the risk of loss or damage arising from strategic decisions or their poor implementation that impact the medium and long term interests of our key stakeholders, or from an inability to adapt to external developments.

In addition, climate-change related risk drivers - whether physical or transition-led - have been identified as factors that could aggravate the existing risks in the medium and long term.
The classification of risks is critical to ensure an effective risk management and control. All identified risks should be therefore referenced to the aforementioned risk categories in order to organise their management, control and related information.
2. Risk governance
The Group has a robust risk governance structure, aimed at ensuring the effective control of its risk profile in accordance with the risk appetite defined by the board of directors.
The board of directors is responsible for approving the general framework for risk management and control, including tax risks.
This governance structure is underpinned by the distribution of roles among the three lines of defence, a robust structure of committees and a strong relationship between the Group and its subsidiaries. All supported by our Group-wide risk culture, Risk Pro.
2.1 Lines of defense
At Santander, we follow a three lines of defence model to ensure effective risk management and control:

•
First line: Businesses and all other functions that originate risks make up the first line of defence. These functions must ensure that these risks are aligned with the approved risk appetite and associated limits. Any unit that originates risk has primary responsibility for the management of that risk.

•
Second line: Risk and Compliance & Conduct functions. Their role is to provide independent oversight and challenge to the risk management activities performed by the first line of defence. These functions ensure that risks are managed in accordance with the risk appetite defined by the board and promote a strong risk culture throughout the organisation.

•
Third line: The Internal Audit function, which regularly assesses policies, methodologies and procedures to ensure they are appropriate and effectively implemented for the management and control of all risks.

The Risk, Compliance and Conduct and Internal Audit functions are separate and independent and have direct access to the board of directors and its committees.
2.2 Risk committee structure
The board of directors is responsible for risk management and control and, in particular, for approving and periodically reviewing the risk appetite and the risk framework, as well as for promoting a strong risk culture across the whole organisation. In order to conduct these tasks, the board has the support of different committees, this is the case of the risk supervision, regulation and compliance committee and the Group’s executive committee, which have specific risk related responsibilities.
The Group Chief Risk Officer (Group CRO) is responsible for the oversight of all risks and for challenging and advising the business lines on how they manage risks, with direct access and reporting to the board risk committee as well as to the board of directors.
Other bodies that make up the highest level of risk governance, with authority delegated by the board of directors, are the executive risk committee and the risk control committee, details of which are provided below:

•	Executive risk committee (ERC)
This committee is responsible for risk management, within the authorities delegated by the board. The committee makes risk taking decisions at the highest level, ensuring that they are within the established risk appetite limits for the Group.
Chair: CEO.
Composition: nominated executive directors and other Group senior management. Risk, Finance and Compliance & Conduct functions, among others, are represented. The Group CRO has the power of veto over the committee’s decisions.

•	Risk control committee (RCC)
This committee is responsible for risk control, determining whether the risks originated by the business lines are managed within our risk appetite limits and providing a holistic view of all risks. This includes the identification and monitoring of both current and emerging risks, and evaluating their impact on the Group's risk profile.
Chair: Group CRO.
Composition: senior management members from the Risk, Compliance & Conduct, Finance, Accounting and Management Control functions are represented among others. Senior members of the Risk function (CROs) from the Group’s subsidiaries regularly take part to report their own risk profiles.
Additionally, each risk factor has its own fora and/or regular meetings to manage and control the risks under their scope. Among others, they have the following responsibilities:

•	Advise the Group CRO and the risk control committee that risks are being managed in accordance with the Group’s risk appetite.

•	Carry out regular monitoring of each risk factor.

•	Oversee the measures adopted to comply with the expectations of the supervisors and internal and external auditors.
For certain matters, the Group may establish specific additional governance. For example:

•
Following the UK’s decision to leave the EU, the Group and Santander UK set up steering committees and separate working groups to: i) monitor the Brexit process; ii) develop contingency plans; and iii) escalate and take decisions to minimise potential impacts on our business and customers.

•
In order to steer and supervise the review process of the interest rate benchmarks (which include among others EONIA, LIBOR and EURIBOR, with specific solutions for each of them: EONIA will be discontinued on January 2022, LIBOR is likely to cease in December 2021, while EURIBOR will remain as a compliant benchmark), the Group established the IBOR steering group. This group is responsible for driving the project's strategic direction and take the required decisions to ensure a correct transition across all Santander businesses and entities. The IBOR steering group operates in accordance with the methodology defined by the Group's Execution Project Office and is chaired by the project's global sponsor, the global head of SCIB, with the additional support of eight senior executives.

2.3 The Group’s relationship with subsidiaries regarding risk management
In all our subsidiaries, the risk management and control model is aligned with the frameworks established by the Group’s board of directors. The local units adhere to them through their respective boards and adapt them to their own market conditions and regulation.
In order to conduct the review of the aggregated oversight of all risks, the Group exercises a validation and challenge role with regard to the policies of the subsidiaries and transactions.
This creates a common risk management and control model across the Group.
The ‘Group-subsidiary governance model and good governance practices for subsidiaries’ sets up regular interaction and functional reporting by each local CRO to the Group CRO, as well as the latter’s participation in the appointments process, target setting and local CRO’s evaluation and remuneration, in order to ensure that risks are effectively controlled.
To strengthen the relationship between the Group and its subsidiaries, various initiatives have been implemented in order to develop an advanced risk management model across the Group:

•	Promoting collaboration to accelerate the sharing of best practices, strengthen existing processes and accelerate innovation.

•	Talent identification in the risk teams, developing international mobility through the global risk talent programme.

•	Risk Subject Matter Experts: leveraging on our “best in class” experts across the Group.

•	Peer review: constructive review of specific matters within the risk function, performed by experts from different subsidiaries.
3. Management processes and tools
To ensure that an effective risk management and control is carried out, the Group has defined several key processes that rely on a series of tools, which are described as follows:
3.1 Risk appetite and structure of limits
The Group defines the risk appetite as the amount and type of risks that are considered prudent to assume for implementing our business strategy, so that the Group can maintain its ordinary activity in the event of unexpected circumstances. When establishing the risk appetite, adverse scenarios that could have a negative impact on capital and liquidity levels, profitability and/or the share price are taken into account.
The risk appetite statement (RAS) is annually set by the board for the entire Group. Additionally, the boards of our subsidiaries also set their own risk appetite on an annual basis, aligned and embedded within the Group’s consolidated statement. Each subsidiary's statement is then further cascaded down in the form of management limits and policies by risk type, portfolio and activity segment.
Santander risk appetite principles
The following principles govern the Group’s risk appetite in all its subsidiaries:

•	Responsibility of the board and of senior management. The board is responsible for setting the risk appetite and for monitoring compliance with its requirements.

•
Holistic risk view (enterprise wide risk), risk profile backtesting and challenge. The risk appetite must consider all significant risks and facilitate an aggregate view of the risk profile through the use of quantitative metrics and qualitative indicators.

•	Forward-looking view. The risk appetite must consider the desirable risk profile for the short and medium term, taking into account both the most plausible circumstances and adverse/ stress scenarios.

•
Embedding and alignment with strategic and business plans. The risk appetite is an integral part of the strategic and business planning, which is embedded in the daily management by cascading down the aggregated limits to those set at portfolio level, subsidiary or business line, as well as through the key risk appetite processes.

•	Coherence across the various subsidiaries and a common risk language throughout the Group. Each subsidiary's risk appetite must be coherent with that of the Group.

•
Periodic review, backtesting and adoption of best practices and regulatory requirements. Monitoring and control mechanisms are established to ensure the risk profile is maintained, and the necessary corrective and mitigating actions are taken in the event of non-compliance.

Limits structure, monitoring and control
Risk appetite is expressed through qualitative statements and quantitative limits structured around 5 main axes:

•	Results volatility:
- Maximum loss that the Group is willing to accept under a scenario of acute stress.

•	Solvency
- Minimum capital position that the Group is willing to accept under a scenario of acute stress.
- Maximum leverage the Group is willing to accept under a scenario of acute stress.

•	Liquidity
- Minimum structural liquidity position.
- Minimum liquidity horizon position that the Group is willing to accept under a scenario of acute stress.
- Minimum liquidity coverage position.

•	Concentration:
- Concentration in single names, sectors and portfolios.
- Concentration in non-investment grade counterparties.
- Concentration in large exposures.

•	Non-financial risks
- Qualitative non-financial risk indicators:

•	Fraud.

•	Technological.

•	Security and cyber-risk.

•	Reputational.

•	Others.
- Maximum operational risk losses.
- Maximum risk profile.
Compliance with risk appetite limits is regularly monitored. Specialised control functions report the appropriateness of the risk profile to the board and its committees on a monthly basis.
Linkage between the risk appetite limits and those of the business units and portfolios is a key element for making the risk appetite an effective risk management tool. The management policies and structure of limits used to manage the different categories and types of risk are directly related to the principles and limits defined in the the risk appetite statement.
3.2. Risk profile assessment (RPA)
The Group carries out identification and assessment tests on the different risks that it is exposed to, involving the different lines of defence, establishing management standards that not only meet regulatory requirements but also reflect best practices in the market and reinforce our risk culture.
The results of these risk identification and assessment (RIA) exercises are integrated to evaluate the Group risk profile through the risk profile assessment (RPA). This exercise analyses the development of risks and identifies areas for improvement:

•	Risk performance, enabling the understanding of residual risk by risk type through a set of metrics and indicators calibrated using international standards.

•	Control environment assessment, measuring the degree of implementation of the target operating model, as part of our advanced risk management.

•
Forward-looking analysis, based on stress metrics and identification and/or assessment of the main threats to the strategic plan (Top risks), enabling specific action plans to be put in place to mitigate potential impacts and their monitoring.

Based on this periodic identification and assessment exercises for the different risks, as of December 2019 the Group maintains a solid medium-low risk profile.
In 2019, improvements were centred on three main areas: i) reviewing the control environment standards ii) risk performance indicators and their alignment with risk appetite metrics, and iii) enhancing the perimeter by integrating reputational risk as a cross layer in the risk profile assessment and strengthening the business performance area by enriching capital metrics.
3.3. Scenario analysis
Another fundamental tool that is used by the Group to ensure an effective risk management and control is the analysis of potential impacts triggered by different scenarios related to the environment in which the Group operates. These scenarios are expressed both in terms of macroeconomic variables, as well as other variables that may affect our risk profile.
This is usually known as “scenario analysis”, which is a robust and useful tool for risk management at all levels. It enables the Group to assess its resilience under stressed conditions and the identification of possible mitigating actions to be implemented in case the projected scenarios start to materialise. Its ultimate objective is to reinforce the stability of income, capital and liquidity.
In this respect, the role of our Research and Public Policy team in terms of the generation of the different scenarios as well as the strict governance and control processes that these exercises are subject to, including their analysis and review by the senior management as well as the different divisions involved, including Internal Audit, are fundamental to ensure their quality.
The robustness and consistency of the scenario analysis exercises are therefore based on the following pillars:

•
Development and integration of models that estimate the future performance of metrics, such as credit losses, based on historic information that can be internal to the Group and/or external from the market, as well as on simulation techniques.

•	Challenge and backtesting of model results to ensure their quality.

•	Inclusion of expert judgement and deep knowledge of our different portfolios.

•	Robust governance of the whole process, covering models, scenarios, assumptions and results rationale, as well as their impact in terms of management actions to be taken.
The application of these pillars in the European Banking Authority (EBA) stress test exercise that is executed and reported biennially, has enabled Santander to satisfactorily meet the defined quantitative and qualitative requirements, contributing to the excellent results obtained by the Group.
Applications of scenario analysis
The EBA guidelines establish that scenario analysis should be integrated in the Group’s risk management framework and management processes. This requires a forward looking view in terms of risk management and capital and liquidity strategic planning.
Scenario analysis is included in the Group’s risk framework, ensuring that any impact affecting its solvency or liquidity can be rapidly identified and addressed. With this objective in mind, a systematic review of the exposure to different types of risks is included, not only under the baseline scenario but also under various simulated adverse scenarios.
The Group has a map of uses in place to strengthen their alignment across the different risk types, and to facilitate the continuous improvement of such uses. An additional fundamental goal is to reinforce the integration and synergies between the different regulatory and internal exercises.
Scenario analysis forms an integral part of several key Group processes:

•	Regulatory uses: exercises conducted under the European regulatory guidelines or those of each local supervisor in those geographies where the Group operates.

•
Internal capital adequacy assessment (ICAAP) and liquidity assessment (ILAAP) in which, while the regulators define certain requirements, the Group develops its own methodology to assess its capital and liquidity levels under different stress scenarios to support planning and the effective management of these two critical aspects.

•
Risk appetite. This includes stressed metrics for which the Group defines maximum levels of losses (or minimum liquidity levels) that should not be exceeded. These exercises are related to those conducted for capital and liquidity, although they have different frequencies and present different granularity levels.

•
Climate change scenario analysis: the objective is to provide a scenario-based assessment of those risks and opportunities related to climate change. It is currently focused on the wholesale portfolio as a pilot.

•	Recurrent risk management in different processes/exercises:
- Budget and strategic planning process, in the development of commercial risk approval policies, in the global risk assessment for senior management or in specific analysis regarding activity profiles or portfolios.
- Identification of Top risks on the basis of a systematic process to identify and assess all risks which the Group is exposed to. These Top risks are selected and a macroeconomic or idiosyncratic scenario is associated with each one, to assess their potential impact on the Group.
- Recovery plan, which is drawn up annually to establish the tools available to the Group to survive in the event of an extremely severe financial crisis. The plan sets out a series of financial and macroeconomic stress scenarios, with differing degrees of severity that include idiosyncratic and/or systemic events.
- IFRS 9, since 1 January 2018, the processes, models and scenario analysis methodologies have been included in the regulatory provision requirements.
3.4. Risk Reporting Structure (RRS)
The reporting model of the Group continues to be enhanced after the simplification and optimisation of processes, the quality controls implemented and the strengthening of our effective communication to senior management. Furthermore, the overall view of all risks has been consolidated, based on complete, precise and recurring information allowing the Group’s senior management to assess the risk profile and decide accordingly.
The risk reporting of the Group taxonomy contains three types of reports that are released on a monthly basis: the Group risk report (which is distributed to senior management), the subsidiaries risk reports, and the reports on each of the risk factors identified in the Group’s risk framework.
This taxonomy is characterised by the following:

•	All risk factors included in the Group’s risk framework are covered.

•	Balance between data, analysis and qualitative comments is maintained throughout the reports, including forward-looking measures, risk appetite information, limits and emerging risks.

•	The holistic view is combined with a deeper analysis of each risk factor and geographic area and region.

•
A homogenous structure and criteria, as each subsidiary may define its own reports following local standards. Therefore, a consolidated view is provided to enable the analysis of all risks based on common definitions

•	All the metrics reported follow RDA criteria, ensuring the quality and consistency of the data included in all risk reports.
b) Credit risk
1. Introduction to the credit risk treatment
In Santander, credit risk is defined as the risk that a financial loss will be incurred arising from the default or credit quality deterioration of a customer or other third party, with whom the Group has assumed a contractual obligation, including providing credit, that may therefore not be fulfilled.
2. Main aggregates and variations
Following are the main aggregates relating to credit risk from our activities with customers:
Main credit risk aggregates from customer business

Main credit risk performance metrics from activity with customers
December 2019 data
	Credit risk with customers* (EUR million)			Non-performing loans (EUR million)			NPL ratio (%)
	2019	2018	2017	2019	2018	2017	2019	2018	2017
Europe	722,661	688,810	671,776	23,519	25,287	27,964	3.25	3.67	4.16
Spain	213,668	227,401	237,327	14,824	16,651	18,270	6.94	7.32	7.70
UK	275,941	252,919	242,993	2,786	2,739	3,210	1.01	1.08	1.32
S. Consumer Finance	105,048	97,922	92,589	2,416	2,244	2,319	2.30	2.29	2.50
Portugal	37,978	38,340	39,394	1,834	2,279	2,959	4.83	5.94	7.51
Poland	33,566	30,783	24,391	1,447	1,317	1,114	4.31	4.28	4.57
North America	143,839	125,916	106,129	3,165	3,510	2,935	2.20	2.79	2.77
US	105,792	92,152	77,190	2,331	2,688	2,156	2.20	2.92	2.79
SBNA	56,640	51,049	44,237	389	450	536	0.69	0.88	1.21
SC USA	29,021	26,424	24,079	1,787	2,043	1,410	6.16	7.73	5.86
Mexico	38,047	33,764	28,939	834	822	779	2.19	2.43	2.69
South America	143,428	138,134	138,577	6,972	6,639	6,685	4.86	4.81	4.82
Brazil	88,893	84,212	83,076	4,727	4,418	4,391	5.32	5.25	5.29
Chile	42,000	41,268	40,406	1,947	1,925	2,004	4.64	4.66	4.96
Argentina	5,044	5,631	8,085	171	179	202	3.39	3.17	2.50
Santander Global Platform	706	340	96	4	4	4	0.63	1.21	4.56
Corporte Centre	5,872	4,953	5,369	138	252	8	2.34	5.09	0.15
Total Group	1,016,507	958,153	920,968	33,799	35,692	37,596	3.32	3.73	4.08
* Includes gross lending to customers, guarantees and documentary credits.
Key figures by geographic region are described below:

•
Europe: NPL ratio decreases to 3.25% (-42 bp compared to 2018), due to the significant decrease of non-performing loans in Spain and Portugal; and the slight increase in the UK and SCF, offset by a proportionally higher increase in total loans.

•	North America: NPL ratio down to 2.20% (-59 bp vs 2018) due to the good performance of the region, especially in the US which fell by 72 bp, compared to 2018.

•	South America: NPL ratio stands at 4.86%, increasing in Brazil and Argentina (+7 bp and +22 bp compared to 2018, respectively); and decreasing in Chile (-2 bp vs to 2018).
Information on the estimation of impairment losses
The Group estimates the impairment losses by calculating the expected loss at 12 months or for the entire life of the transaction, based on the stage in which each financial asset is classified in accordance with IFRS 9.
Then, considering the most relevant units of the Group, which represent approximately 97% of the total Group's provisions. The table below shows the impairment losses associated with each stage as of 31 December 2019 and 2018.
In addition, depending on the transactions credit quality, the exposure is divided into three grades (investment, speculation and default):

Exposure and impairment losses by stage
EUR million
	2019
Credit Quality*	Stage 1	Stage 2	Stage 3	Total
Investment grade	552,763	5,532	—	558,295
Speculation grade	306,880	47,365	—	354,245
Default	—	—	31,363	31,363
Total Risk **	859,643	52,897	31,363	943,903
Impairment losses***	3,980	4,311	13,276	21,567

*	Detail of credit quality ratings calculated for Group management purposes.

**	Credit to Customers (Amortized Cost and FV through OCI) + Off Balance Sheet with Customers (Financial Guarantees, Technical Guarantees and Letters of Credit), (including temporary asset acquisitions).

***	Includes provisions for undrawn authorized lines (loan commitments).

Exposure and impairment losses by stage
EUR million
	2018
Credit Quality*	Stage 1	Stage 2	Stage 3	Total
Investment grade	685,507	7,176	—	692,683
Speculation grade	222,495	47,439	—	269,935
Default	—	—	30,795	30,795
Total Risk **	908,002	54,616	30,795	993,412
Impairment losses	3,823	4,644	12,504	20,970

*	Detail of credit quality ratings calculated for Group management purposes.

**	Amortised cost assets + Loans and advances + loan commitments granted.
The remaining units that form the totality of the Group exposure, contributed EUR 38,174 million in stage 1, EUR 442 million in stage 2, and EUR 1,743 million in stage 3 (In 2018 EUR 151,906 million in stage 1, EUR 700 million in stage 2, and EUR 1,743 million in stage 3), and impairment losses of EUR 264 million in stage 1, EUR 306 million for stage 2, and EUR 91 million in stage 3 (In 2018 EUR 152 million, EUR 163 million and EUR 1,145 million in stage 1, stage 2 and stage 3, respectively).
The rest of the exposure, including all financial instruments not included before, amounts to EUR 507.479 million, as this includes all undrawn authorized lines (loan commitments). In 2018, the rest of the exposure amounted to EUR 242.867 million, due to the fact that the undrawn authorized lines were included in the "Total Risk" reported in the previous tables. The reporting criterion has been updated in 2019 with regards to the undrawn authorized lines in order to align the exposure figures reported in this section to the rest of the report.
In addition, at 31 December 2019, the Group had EUR 706 million (31 December, 2018: EUR 757 million) of purchased credit-impaired assets, which relate mainly to the business combinations carried out by the Group.
Regarding the evolution of credit risk provisions, the Group, in collaboration with the main geographical areas, monitors them by carrying out sensitivity analyses considering changes in macroeconomic scenarios and main variables that have an impact on the financial assets distribution in the different stages and calculating credit risk provisions.
Additionally, based on similar macroeconomic scenarios, the Group also performs stress tests and sensitivity analysis in a regular basis, such as ICAAP, strategic plans, budgets and recovery and resolution plans. In this sense, a prospective view of the sensitivity of each of the Group’s loan portfolio is created in relation to the possible deviation from the base scenario, considering both the macroeconomic developments in different scenarios and the three year evolution of the business. These tests include potentially adverse and favourable scenarios.
The transactions classification into the different IFRS 9 stages is carried out in accordance with the regulation through the risk management policies of our subsidiaries, which are consistent with the risk management policies defined by the Group. In order to determine the classification in stage 2, the Group assesses whether there has been a significant increase in credit risk (SICR) since the initial recognition of the transactions, considering a series of common principles throughout the Group that guarantee that all financial instruments are subject to this assessment, which considers the particularities of each portfolio and type of product on the basis of various quantitative and qualitative indicators. Furthermore, transactions are subject to the expert judgement of the analysts, who set the thresholds under an effective integration in management. All is implemented according to the approved governance.
The establishment of judgements and criteria thresholds used by the Group are based on a series of principles, and develop a set of techniques. The principles are as follows:

•	Universality: all financial instruments subject to a credit rating must be assessed for their possible Significant Increment Credit Risk (SICR).

•	Proportionality: the definition of the SICR must take into account the particularities of each portfolio

•	Materiality: its implementation must be also consistent with the relevance of each portfolio so as not to inclur in unnecessary costs or efforts.

•	Holistic vision: the approach selected must be a combination of the most relevant credit risk aspects (e.g. quantitative and qualitative).

•
Application of IFRS 9: the approach must take into consideration IFRS 9 characteristics, focusing on a comparison with credit risk at initial recognition, as well as considering forward-looking information.

•	Risk management integration: the criteria must be consistent with those metrics considered in the day-to-day risk management.

•	Documentation: Appropriate documentation must be prepared.
The techniques are summarised below:

•	Stability of stage 2: in the absence of significant changes in the portfolios credit quality, the volume of assets in stage 2 should maintain a certain stability as a whole.

•
Economic reasonableness: at transaction level, stage 2 is expected to be a transitional rating for exposures that could eventually move to a deteriorating credit status at some point or stage 3, as well as for exposures that have suffered credit deterioration and whose credit quality is improving. .

•	Predictive power: it is expected that the SICR definition avoids, as fas as possible, direct migrations from stage 1 to stage 3 without having been previously classified in stage 2.

•	Time in stage 2: it is expected that the exposures do not remain categorized as stage 2 for an excessive time.
The application of the aforementioned techniques, conclude in the setting of one or several thresholds for each portfolio in each geography. Likewise, these thresholds are subject to a regular review by means of calibration tests, which may entail updating the thresholds types or their values.
3.Detail of the main geographical areas
Following is the risk information related to the most relevant geographies in exposure and credit risk allowances.
This information includes sensitivity analysis, consisting on simulations of +/-100 bp in the main macroeconomic variables. A set of specific and complete scenarios is used in each geography, where different shocks that affect both the reference variable as well as the rest of the parameters is simulated. These shocks may be originated by productivity, tax, wages or exchange and interest rates factors. Sensitivity is measured as the average variation on expected loss corresponding to the aforementioned scenarios. Following a conservative approach, the negative movements take into account one additional standard deviation in order to reflect the potential higher variability of losses.
3.1. United Kingdom
Credit risk with customers in the UK, including Santander Consumer UK, amounted to 275,941 million euros as of December 2019, an increase of 9.1% compared to year-end 2018 (+3.8% in local currency), representing 27% of the Group’s total loan portfolio.
The NPL ratio decreased to 1.01% as of December 2019 (-7 bp vs. year-end 2018), despite macroeconomic uncertainty and thanks to the application of prudent policies, within the risk appetite framework. The amount of non-performing loans increased by 1.7%, below the credit risk growth, supported by the continued strong performance of the mortgage portfolio.
Mortgage portfolio
Due to its size, not only for Santander UK, but also for the Group, the UK mortgage portfolio is closely monitored.
This portfolio, as at December 2019, amounted to 194,354 million euros growing, in local currency, by 4.7% in the year. It consists of residential mortgages granted to new and existing customers, all of which are first lien mortgages. No transactions entail second or successive liens on mortgaged properties.
The real estate market has shown strong resilience with over 4.0% price growth in the year and a stable number of transactions.
All properties are valued independently before each new
transaction approval, in accordance with the Group’s risk
management principles.

The value of the property used as collateral for mortgages
that have been granted is updated quarterly by an independent agency, using an automatic valuation system in accordance with market practices and applicable
legislation.

Geographically, credit exposures are predominantly situated
in the southeast of the UK and the London metropolitan area.
Information on the estimation of impairment losses
The detail of Santander's UK exposure and impairment losses associated with each of the stages at 31 December, 2019 and 2018, is shown below.
In addition, depending on the current operations credit quality, the exposure is divided into three grades (investment, speculation and default):

Exposure and impairment losses by stage
EUR million
	2019
Credit Quality *	Stage 1	Stage 2	Stage 3	Total
Investment grade	238,985	2,032	—	241,017
Speculation grade	40,281	12,543	—	52,824
Default	—	—	2,821	2,821
Total Exposure **	279,266	14,575	2,821	296,662
Impairment losses***	117	470	588	1,175

*	Detail of credit quality ratings calculated for Group management purposes.

**	Credit to Customers (Amortized Cost and FV through OCI) + Off Balance Sheet with Customers (Financial Guarantees, Technical Guarantees and Letters of Credit), (including temporary asset acquisitions).

***	Includes provisions for undrawn authorized lines (loan commitments).

Exposure and impairment losses by stage
EUR million
	2018
Credit Quality *	Stage 1	Stage 2	Stage 3	Total
Investment grade	225,929	1,900	—	227,829
Speculation grade	34,655	11,514	—	46,169
Default	—	—	2,795	2,795
Total Exposure **	260,584	13,415	2,795	276,793
Impairment losses	224	335	335	894

*	Detail of credit quality ratings calculated for Group management purposes.

**	Amortised cost assets + Loans and advances + loan commitments granted.
For the estimation of expected losses, prospective information is taken into account. Specifically, Santander UK considers five macroeconomic scenarios, which are updated periodically over a 5-year time horizon. The evolution forecasted for the next five years of the main macroeconomic indicators used by Santander UK to estimate expected losses is presented below:

	2020 - 2024
Magnitudes	Pessimistic scenario 2	Pessimistic scenario 1	Base scenario	Optimistic scenario 1	Optimistic scenario 2
Interest rate	2.6%	1.8%	0.9%	1.8%	1.9%
Unemployment rate	7.3%	5.1%	4.0%	3.1%	2.6%
Housing price change	(0.1)%	(0.01)%	0.02%	0.04%	0.06%
GDP growth	0.01%	0.01%	0.02%	0.02%	0.03%

	2019-2023
Magnitudes	Pessimistic scenario 2	Pessimistic scenario 1	Base scenario	Optimistic scenario 1	Optimistic scenario 2
Interest rate	2.3%	2.5%	1.5%	1.3%	1.0%
Unemployment rate	8.6%	6.9%	4.3%	3.8%	2.8%
Housing price change	(9.5)%	(2.0)%	2.0%	2.3%	3.4%
GDP growth	0.3%	0.7%	1.6%	2.1%	2.5%

Each of the macroeconomic scenarios is associated with a given probability of occurrence. In terms of allocation, Santander UK associates the highest weighting to the base scenario, while it associates the lowest weightings to the most extreme or severe scenarios. In addition, at December 31, 2019, the weights used by Santander UK reflect the future prospects of the British economy in relation to its current political and economic position so that higher weights are assigned for negative scenarios:

	2019	2018
Pessimistic scenario 2	15%	10%
Pessimistic scenario 1	30%	30%
Base scenario	40%	40%
Optimistic scenario 1	10%	15%
Optimistic scenario 2	5%	5%

The sensitivity analysis of the main portfolios expected loss to variations of +/-100 b.p. for the macroeconomic variables used in the construction of the scenarios is as follows:

Change in provision
Mortgages
GDP Growth
-100 b.p.	13.11%
100 b.p.	(5.01)%
Housing price change
-100 b.p.	7.16%
100 b.p.	(2.95)%
Unemployment rate
-100 b.p.	(8.01)%
100 b.p.	16.86%

With regards to the determination of classification in stage 2, the quantitative criteria applied by Santander UK are based on identifying whether any increase in PD for the expected life of the transaction is greater than both an absolute and a relative threshold (the PDs used in that assessment are adjusted to the transaction's remaining term and also annualised in order to facilitate that the thresholds defined cover the whole range of the transactions maturity dates). The relative threshold established is common to all portfolios and a transaction is considered to exceed this threshold when the PD for the entire life of the transaction increases by 100% with respect to the PD at the time of initial recognition. The absolute threshold, on the other hand, is different for each portfolio depending on the characteristics of the transactions, ranging between 400 b.p. and 30 b.p.
In addition, for each portfolio, a series of specific qualitative criteria is defined to indicate that the exposure has had a significant increase in credit risk, regardless of the evolution of its PD since the time of initial recognition. Santander UK, among other criteria, considers that an operation presents a significant increase in risk when it presents irregular positions for more than 30 days. These criteria depend on the risk management practices of each portfolio.
3.2. Spain
Portfolio overview
Total credit risk at Santander Spain, including the real estate unit, amounted to 213,668 million euros, 21% of the Group total, with an appropriate level of diversification by both product and customer segment.
In a context of lower economic and credit growth, new business continues to increase in the segments of consumer loans, SMEs and Corporates. Total credit risk decreased by 6.0% compared to December 2018, mainly due to lower financing extended to public administrations, wholesale banking which also amortises faster than the growth of new business in the individuals segment.
The NPL ratio for the total portfolio was 6.94% (6.58% excluding the real estate unit), -38 bp less than in 2018. This is the result of lower NPLs, which reduced the ratio by -80 bp due to overall better performance, the cure of several restructured positions and portfolio sales. However, this positive effect was partially offset by the decrease observed in the loan portfolio, which had an increasing effect on the ratio of +47 bp.
 This credit quality improvement, together with proactive portfolio management, has resulted in a slight decrease in the coverage ratio, standing at 41% at year-end 2019 (-3 pp vs. 2018) as the NPL reduction is focused on those loans with higher expected loss.
The evolution of cost of credit follows the reduction in total loans and a slight increase in provisions.
Information on the estimation of impairment losses
The detail of Santander Spain exposure and impairment losses associated with each of the stages at 31 December, 2019 and, is shown below. In addition, depending on the current credit quality of the operations, the exposure is divided into three grades (Investment, speculation and default):

Exposure and impairment losses per stage
EUR million
	2019
Credit Quality *	Stage 1	Stage 2	Stage 3	TOTAL
Investment grade	139,673	1,315	—	140,988
Speculation grade	42,603	9,115	—	51,718
Default	—	—	14,587	14,587
Total Exposure **	182,276	10,430	14,587	207,293
Impairment losses***	296	503	5,195	5,994

*	Detail of credit quality ratings calculated for Group management purposes.

**	Credit to Customers (Amortized Cost and FV through OCI) + Off Balance Sheet with Customers (Financial Guarantees, Technical Guarantees and Letters of Credit), (including temporary asset acquisitions).

***	Includes provisions for undrawn authorized lines (loan commitments).

Exposure and impairment losses per stage
EUR million
	2018
Credit Quality *	Stage 1	Stage 2	Stage 3	Total
Investment grade	171,266	289	—	171,555
Speculation grade	25,108	12,603	—	37,711
Default	—	—	14,941	14,941
Total Exposure **	196,374	12,892	14,941	224,207
Impairment losses	366	768	5,565	6,699

*	Detail of credit quality calculated for the purposes of Grupo Santander’s management

**	Amortised cost assets + Loans and advances + loan commitments granted.
The remaining legal entities to reach the entire portfolio in Spain contribute another EUR 5.693 million, EUR 445 million and EUR 237 million of exposure (in 2018, EUR 125,544, EUR 66 and EUR 1,657 million) in stage 1, stage 2 and stage 3 respectively, and impairment losses in the amount of EUR 55 million, EUR 41 million and EUR 8 million (EUR 132, EUR 48 and EUR 957 million in 2018) , in stage 1, stage 2 and stage 3, respectively.
For the estimation of the expected losses, the prospective information is taken into account. Specifically, Santander Spain considers three macroeconomic scenarios, which are updated periodically, over a time horizon of five years. The projected evolution for the next five years of the main macroeconomic indicators used by Santander Spain for estimating expected losses is presented below:

	2020 - 2024
Magnitudes	Pessimistic scenario	Base scenario	Optimistic scenario
Interest rate	0.0%	0.0%	0.8%
Unemployment rate	13.7%	11.7%	9.6%
Housing price change	(0.3)%	1.6%	3.2%
GDP growth	0.8%	1.6%	2.3%

	2019 - 2023
Magnitudes	Pessimistic scenario	Base scenario	Optimistic scenario
Interest rate	0.3%	0.7%	1.2%
Unemployment rate	15.3%	12.3%	10.8%
Housing price change	0.5%	2.2%	3.8%
GDP growth	1.1%	1.8%	2.6%

Each macroeconomic scenarios is associated with a given probability of occurrence. As for its allocation, Santander Spain associates the Base scenario with the highest weight, while associating the lower weights to the most extreme scenarios:

	2019	2018
Pessimistic scenario	30%	30%
Base scenario	40%	40%
Optimistic scenario	30%	30%

The sensitivity analysis of the main portfolios expected loss to variations of +/-100 b.p. for the macroeconomic variables used in the construction of the scenarios is as follows:

	Change in provision
	Mortgages	Corporate
GDP Growth
-100 b.p.	13.57%	4.23%
100 b.p.	(2.55)%	(0.23)%
Housing price change
-100 b.p.	2.62%	2.19%
100 b.p.	(1.02)%	(0.76)%

With regards to the stage 2 classification determination, the quantitative criteria applied in Santander Spain are based on identifying whether any increase in the PD for the expected lifetime of the transaction is greater than an absolute threshold. The threshold established is different for each portfolio based on the transactions characteristics, considering that a transaction is above this threshold when the PD for the life of the transaction increases by a certain quantity over the initial recognized PD. The values of these thresholds depend on their calibration, carried out periodically as indicated in the preceding paragraphs, which currently ranges from 25% to 1%, depending on the type of product and estimated sensitivity.
In the case of non-retail portfolios, Santander Spain uses the transaction's rating as a reference for its PD, taking into account its rating at the time of origination and its current rating, setting absolute thresholds for the different rating bands that depend on each portfolio characteristics. A SICR implies changes in the rating value between 4 and 0.4, depending on the portfolio and the estimated sensitivity (from lower to higher credit quality, the rating range goes from 1 to 9.3).
In addition, for each portfolio, a series of specific qualitative criteria are defined indicating that the exposure has had a significant increase in credit risk, regardless of the evolution of its PD since the time of initial recognition. Santander Spain, among other criteria, considers that an operation presents a significant increase in risk when positions have been past due for more than 30 days. These criteria depend on the risk management practices of each portfolio.
Residential mortgage portfolio
Residential mortgages in Spain, including Santander Consumer Finance business, amounted to EUR 62,236 million million (EUR 63,290 million in 2018), 99.51%of which have a mortgage guarantee (99.14% in 2018).

	2019
EUR million	Gross amount	Of which: non - performing
Home purchase loans to families	62,236	2,649
Without mortgage guarantee	306	14
With mortgage guarantee	61,930	2,635

	2018
EUR million	Gross amount	Of which: non - performing
Home purchase loans to families	63,290	2,493
Without mortgage guarantee	545	54
With mortgage guarantee	62,745	2,439

The mortgage portfolio for the acquisition of homes in Spain is characterised by its medium-low risk profile, which limits expectations of any potential additional impairment:

•	Principal is repaid on all mortgages from the start.

•	Early repayment is common so the average life of the transaction is well below that of the contract.

•	High quality of collateral, concentrated almost exclusively in financing for first homes.

•	The average affordability rate stood at 26% (28% in 2018).

•	The 85% of the portfolio has a LTV below 80% calculated as total risk/latest available house appraisal.
Breakdown of the credit with mortgage guarantee to households for house acquisition, according to the percentage that the total risk represents on the amount of the latest available valuation (loan to value):

	2019
	Loan to value ratio
Million euros	Less than or equal to 40%	More than 40% and less than 60%	More than 60% and less than 80%	More than 80% and less than or equal to 100%	More than 100%	Total
Gross amount	16,211	18,652	17,947	5,398	3,722	61,930
Of which: watchlist /non-performing	228	297	422	435	1,253	2,635

Businesses portfolio
Credit risk assumed directly with SMEs and Corporates amounts to 134,508 million euros, representing the main lending segment at Santander Spain with 63% of the total. Most of the portfolio corresponds to customers who have been assigned a credit analyst to monitor them continuously throughout the risk cycle.
The portfolio is highly diversified, with no significant concentrations by sector of activity.
The NPL ratio for this portfolio stood at 7.31% in December 2019. Despite the reduction in total risk, the NPL ratio fell by 21 bp compared to December 2018, due to a better performance, the normalisation of several restructured positions in corporates and portfolio sales.
Real estate activity
The real estate unit in Spain has been consolidated within Santander Spain. We should differentiate between the part of the portfolio resulting from the past financial crisis and the new business that is identified as viable. In both cases, Santander has specialized teams that are not only part of the Risk function but that supplement the management of this exposure and cover the whole life-cycle of these transactions: commercial management, legal treatment and eventually, collections and recoveries.
In recent years the Group's strategy has been geared towards reducing these assets. The changes in gross property development loans to customers were as follows:

EUR million
	2019	2018	2017
Balance at beginning of year	4,812	6,472	5,515
Foreclosed assets	(29)	(100)	(27)
Banco Popular S.A.U. (perimeter)	—	—	2,934
Reductions*	(1,685)	(1,267)	(1,620)
Written-off assets	(159)	(293)	(330)
Balance at end of year	2,939	4,812	6,472

*	Includes portfolio sales, cash recoveries and third-party subrogations and new production.
The NPL ratio of this portfolio ended the year at 9.73% (compared with 27.58% at December 2018) due to the decrease of non-performing assets in the troubled loan portfolio and, in particular, to the sharp reduction in lending in this segment. The table below shows the distribution of the portfolio. The coverage ratio of the real estate doubtful exposure in Spain stands at 35.31% (35.27% in 2018).

	2019
Million euros	Gross amount	Excess of gross exposure over maximum recoverable amount of effective collateral	Specific allowance
Financing for construction and property development recognised by the Group's credit institutions (including land) (business in Spain)	2,939	435	115
Of which: watchlist/ non-performing	286	87	101
Memorandum items: Written-off assets	963

Memorandum items: Data from the public consolidated balance sheet
EUR million	2019
Carrying amount
Total loans and advances to customers excluding the Public sector (business in Spain) (Book value)	232,027
Total consolidated assets (Total business) (Book value)	1,522,695
Impairment losses and credit risk allowances. Coverage for unimpaired assets (business in Spain)	1,349

At year-end, the concentration of this portfolio was as follows:

Loans: gross amount
EUR million	2019
1. Without mortgage guarantee	146
2. With mortgage guarantee	2,793
2.1 Completed buildings	1,552
2.1.1 Residential	914
2.1.2 Other	638
2.2 Buildings and other constructions under construction	1,081
2.2.1 Residential	1,036
2.2.2 Other	45
2.3 Land	160
2.3.1 Developed consolidated land	109
2.3.2 Other land	51
Total	2,939

Policies and strategies in place for the management of these risks
The policies in force for the management of this portfolio, which are reviewed and approved on a regular basis by senior management, are currently geared towards reducing and securing the outstanding exposure, albeit without neglecting any viable new business that may be identified.
As has already been disclosed in this section, the Group’s anticipatory management of these risks enabled it to significantly reduce its exposure, and it has a granular, geographically diversified portfolio in which the financing of second residences accounts for a very small proportion of the total.
Mortgage lending on non-urban land represents a low percentage of mortgage exposure to land, while the remainder relates to land already classified as urban or approved for development.
The significant reduction of exposure in the case of residential financing projects in which the construction work has already been completed was based on various actions. As well as the specialised marketing channels already in existence, campaigns were carried out with the support of specific teams of managers for this function who, in the case of the Santander network, were directly supervised by the recoveries business area. These campaigns, which involved the direct management of the projects with property developers and purchasers, reducing sale prices and adapting the lending conditions to the buyers’ needs, enabled loans already in force to be subrogated. These subrogations enable the Group to diversify its risk in a business segment that displays a clearly lower non-performing loans ratio.
In the case of construction-phase projects that are experiencing difficulties of any kind, the policy adopted is to ensure completion of the construction work so as to obtain completed buildings that can be sold in the market. To achieve this aim, the projects are analysed on a case-by-case basis in order to adopt the most effective series of measures for each case (structured payments to suppliers to ensure completion of the work, specific schedules for drawing down amounts, etc.).
For the new post-crisis real estate business production, the admission processes are managed by specialized teams that work in direct coordination with the commercial teams, with clearly defined policies and criteria:
The loan approval processes are managed by specialist teams which, working in direct coordination with the sales teams, have a set of clearly defined policies and criteria:

•	Property developers with a robust solvency profile and a proven track record in the market.

•	Medium-high level projects, conducting to contracted demand and significant cities.

•	Strict criteria regarding the specific parameters of the transactions: exclusive financing for the construction cost, high percentages of accredited sales, principal residence financing, etc.

•	Support of financing of government-subsidised housing, with accredited sales percentages.

•	Restricted financing of land purchases dealt with exceptional nature.
In addition to the permanent control performed by its risk monitoring teams, the Group has a specialist technical unit that monitors and controls this portfolio with regard to the stage of completion of construction work, planning compliance and sales control, and validates and controls progress billing payments. The Group has created a set of specific tools for this function. All mortgage distributions, amounts drawn down of any kind, changes made to the grace periods, etc. are authorised on a centralised basis.
Foreclosed properties
At 31 December, 2019, the net balance of these assets amounted to EUR 4,190 million (gross amount: EUR 8,226 million; recognised allowance: EUR 4,036 million, of which EUR 2,812 million related to impairment after the foreclosure date).
The following table shows the detail of the assets foreclosed by the businesses in Spain at the end of 2019:

	2019
EUR million	Gross carrying amount	Valuation adjustments	Of which: impairment losses on assets since time of foreclosure	Carrying amount
Property assets arising from financing provided to construction and property development companies	7,044	3,645	2,570	3,399
Of which:
Completed buildings	2,306	873	616	1,433
Residential	575	166	108	409
Other	1,731	707	508	1,024
Buildings under construction	219	90	47	129
Residential	219	90	47	129
Other	—	—	—	—
Land	4,519	2,682	1,907	1,837
Developed land	1,991	1,222	934	769
Other land	2,528	1,460	973	1,068
Property assets from home purchase mortgage loans to households	932	305	191	627
Other foreclosed property assets	250	86	51	164
Total property assets	8,226	4,036	2,812	4,190

In addition, the Group has shareholdings in entities holding foreclosed assets amounting to EUR 1,415 million (mainly Project Quasar Investment 2017, S.L.), and equity instruments foreclosed or received in payment of debts amounting to EUR 69 million.
In recent years, the Group has considered foreclosure to be a more efficient method for resolving cases of default than legal proceedings. The Group initially recognises foreclosed assets at the lower of the carrying amount of the debt (net of provisions) and the fair value of the foreclosed asset (less estimated costs to sell).Subsequent to initial recognition, the assets are measured at the lower of fair value (less costs to sell) and the amount initially recognised.
The fair value of this type of assets is determined by the Group’s directors based on evidence obtained from qualified valuers or evidence of recent transactions.
The management of real estate assets on the balance sheet is carried out through companies specializing in the sale of real estate that is complemented by the structure of the commercial network. The sale is realised with levels of price reduction in line with the market situation.
The gross movement in foreclosed properties were as follows (in thousand of million of euros):

	2019	2018	2017*
Gross additions	0.7	0.8	1.4
Disposals	(2.7)	(1.8)	(1.9)
Difference	(2.0)	(1.0)	(0.5)
* Without considering the Blackstone transaction (see Note 3).
3.3. United States
Credit risk at Santander US increased to 105,792 million euros at the end of December representing 10% of the Group total. It comprises the following business units:
Santander Bank N.A.
Santander Bank N.A. business is focused on retail and commercial banking, representing 82% of total Santander US), of which 41% is with individuals and approximately 59% with corporates. One of the main strategic goals is to continue to encourage the further development of the wholesale banking business, which represents 17% of the business.
The NPL ratio decreased, standing at 0.69% (-22 bp in the year) in December. This reduction can be explained by the proactive management of certain exposures and the favourable macro trends reflected in the improvement of customer credit risk profiles in the Corporates and Individuals portfolios. The cost of credit increased to 0.35% due to the normalisation of provisions in the Corporates segment and the increase in auto loans.
Information on the estimation of impairment losses
The detail of Santander Bank, National Association exposure and impairment losses associated with each of the stages at 31 December, 2019 and 2018, is shown below. In addition, depending on the current credit quality of the operations, the exposure is divided into three grades (Investment, speculation and default):

Exposure and impairment losses by stage
EUR million
	2019
Credit Quality *	Stage 1	Stage 2	Stage 3	Total
Investment grade	27,078	763	—	27,841
Speculation grade	32,273	3,964	—	36,237
Default	—	—	419	419
Total Exposure**	59,351	4,727	419	64,497
Impairment losses***	265	208	71	544

*	Detail of credit quality ratings calculated for Group management purposes.

**	Credit to Customers (Amortized Cost and FV through OCI) + Off Balance Sheet with Customers (Financial Guarantees, Technical Guarantees and Letters of Credit), (including temporary asset acquisitions).

***	Includes provisions for undrawn authorized lines (loan commitments).

Exposure and impairment losses by stage
EUR million
	2018
Credit Quality *	Stage 1	Stage 2	Stage 3	Total
Investment grade	5,149	—	—	5,149
Speculation grade	60,391	3,784	—	64,175
Default	—	—	448	448
Total Exposure**	65,540	3,784	448	69,772
Impairment losses	233	204	105	542

*	Detail of credit quality ratings calculated for Group management purposes.

**	Amortised cost assets + Loans and advances + loan commitments granted.
For the estimation of expected losses, prospective information is taken into account. Specifically, Santander Bank, National Association considers three macroeconomic scenarios, which are updated periodically over a 5-year time horizon. The evolution projected for the next five years of the main macroeconomic indicators used Santander Bank, National Association to estimate expected losses is presented below:

		2020 - 2024
Magnitudes	Unfavourable scenario 2	Unfavourable scenario 1	Base scenario	Favourable scenario
Interest rate (annual averaged)	1.1%	2.2%	2.3%	2.7%
Unemployment rate	7.7%	2.7%	(0.9)%	(2.1)%
House price change	2.6%	3.7%	4.5%	4.7%
GDP growth	1.6%	2.1%	2.1%	2.8%

	2019-2023
Magnitudes	Unfavourable scenario	Base scenario	Favourable scenario
Interest rate (annual averaged)	1.3%	2.8%	3.6%
Unemployment rate	6.9%	4.2%	3.8%
House price change	2.2%	3.9%	3.9%
GDP growth	1.5%	2.1%	2.8%
Each of the macroeconomic scenarios is associated with a given probability of occurrence. As for its allocation, Santander Bank, National Association associates the highest weighting to the Base scenario, while associates the lowest weightings to the most extreme scenarios:

	2019	2018
Pessimistic scenario 2	17.5%	20%
Pessimistic scenario 1*	20%	n.a.
Base scenario	32.5%	60%
Optimistic scenario	30%	20%

*	The exercise carried out in 2019 includes two adverse scenarios compared to one in 2018, due to the evolution of the local methodology.
In relation to the Stage 2 classification determination, the quantitative criteria applied at SBNA for retail portfolios uses the FICO (Fair Isaac Corporation) score at the time of origination and its current value, establishing different absolute threshold for each portfolio according to their characteristics. A SICR implies changes in that score ranging from 120 b.p. to 20 b.p. In the case of some portfolios, the behaviour score supplements this criterion.
Also, for some retail portfolios a threshold based on the probability of default (PD) is used. A transaction is considered to exceed this threshold when the PD increases by 100% with respect to the PD that it had at the time of origination.
In the case of non-retail portfolios, SBNA uses the transaction's rating as a reference for its PD, taking into account its rating at the time of origination and its current rating, setting absolute thresholds for the different rating bands that depend on each portfolio characteristics. A SICR implies changes in the rating value between 2 and 0.1, depending on the portfolio and the estimated sensitivity (from lower to higher credit quality, the rating range goes from 1 to 9.3).
Additionally, for each portfolio, a series of specific qualitative criteria are defined, which indicate that the exposure has had a significant increase in credit risk, regardless of the evolution of its PD since the initial recognition. Santander Bank, National Association, among other criteria, considers that a transaction presents a significant increase in risk when it has arrears positions for more than 30 days. These criteria depend on the risk management practices of each portfolio.
Santander Consumer USA
Risk indicators for SC USA are higher than those of the other United States units and of the Group, due to the nature of its business, which focuses on auto financing through loans and leases (97%), seeking to optimise the returns associated with the risk assumed. SC USA´s lending also has a smaller personal lending portfolio (3%).
The NPL ratio dropped to 6.16% (-158 bp in the year), mainly due to the positive performance of the business and higher used vehicle prices. Cost of credit, at the end of December, stood at 9.42% (-59 bp in the year). An increase that was partially mitigated by efficiency in recoveries and the aforementioned positive performance in vehicle prices.
The coverage ratio surged to 175% (+20 pp in the year) on the back of the reduction in NPLs.
Information on the estimation of impairment losses
The detail of Santander Consumer USA Holding Inc. exposure and impairment losses associated with each of the stages at 31 December 2019 and 2018, is shown below. In addition, depending on the current credit quality of the operations, the exposure is divided into three grades (Investment, speculation and default):

Exposure and impairment losses by stage
EUR million
	2019
Credit Quality *	Stage 1	Stage 2	Stage 3	Total
Investment grade	1,029	14	—	1,043
Speculation grade	20,083	6,277	—	26,360
Default	—	—	1,600	1,600
Total Exposure **	21,112	6,291	1,600	29,003
Impairment losses***	859	1,503	731	3,093

*	Detail of credit quality ratings calculated for Group management purposes.

**	Credit to Customers (Amortized Cost and FV through OCI) + Off Balance Sheet with Customers (Financial Guarantees, Technical Guarantees and Letters of Credit), (including temporary asset acquisitions).

***	Includes provisions for undrawn authorized lines (loan commitments).

Exposure and impairment losses by stage
EUR million
	2018
Credit Quality *	Stage 1	Stage 2	Stage 3	Total
Investment grade	224	—	—	224
Speculation grade	20,313	6,600	—	26,913
Default	—	—	2,218	2,218
Total Exposure **	20,537	6,600	2,218	29,355
Impairment losses	824	1,720	667	3,211
* Detail of credit quality ratings calculated for Group management purposes.
** Amortised cost assets + Loans and advances + loan commitments granted.
In relation to the methodology used to calculate impairment losses, Santander Consumer USA uses a method for calculating expected losses based on the use of risk parameters: EAD (Exposure at Default), PD (Probability of Default) and LGD (Loss Given Default). The expected loss is calculated by adding the estimated monthly expected losses for the entire life of the operation, unless the operation is classified in Stage 1 (on those used for the Santander Corporate Investment Banking portfolios see section 3.5) which will correspond to the sum of the estimated monthly expected losses during the following 12 months.
In general, there is an inverse relationship between the transactions credit quality and the impairment losses projections so that transactions with better credit quality require a lower expected loss. Transactions credit quality, which is reflected in the internal rating associated to each transaction or client, is shown in the probability of default odf the transactions.
For the expected losses estimation, prospective information should be taken into account. Specifically, Santander Consumer USA Holdings Inc. considers three macroeconomic scenarios, periodically updated over a 5-year time horizon. The evolution forecasted for the next five years of the main macroeconomic indicators used by in Santander Consumer USA Holdings Inc in the estimation of expected losses is shown below:

		2020 - 2024
Magnitudes	Unfavourable scenario 1	Unfavourable scenario 2	Base scenario	Favourable scenario
Interest rate (year averaged)	1.1%	2.2%	2.3%	2.7%
Unemployment rate	7.7%	2.7%	(0.9)%	(2.1)%
Housing price growth	2.6%	3.7%	4.5%	4.7%
GDP Growth	1.6%	2.1%	2.1%	2.8%
Manheim indexA	(1.2)%	0.5%	1.6%	3.1%
A. US used vehicle price car index

	2019 - 2023
Magnitudes	Unfavourable scenario	Base scenario	Favourable scenario
Interest rate (year averaged)	1.3%	2.8%	3.6%
Unemployment rate	6.9%	4.2%	3.8%
Housing price growth	2.2%	3.9%	3.9%
GDP Growth	1.5%	2.1%	2.8%

Each of the macroeconomic scenarios is associated with a given probability of occurrence. Santander Consumer USA Inc. associates the highest weighting to the Base scenario, whereas it associates the lowest weightings to the most extreme or acid scenarios:

	2019	2018
Pessimistic scenario 2	17.5%	20%
Pessimistic scenario 1*	20%	n.a.
Base scenario	32.5%	60%
Optimistic scenario	30%	20%

*	The exercise carried out in 2019 includes two adverse scenarios compared to one in 2018, due to the evolution of the local methodology.
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 b.p. for the macroeconomic variables used in the construction of the scenarios is as follows:

Change in provision
SC Auto
GDP Growth
-100 b.p.	5.73%
100 b.p.	(0.74)%
Manheim index
-100 b.p.	1.02%
100 b.p.	(1.88)%
Unemployment rate
-100 b.p.	(0.55)%
100 b.p.	0.15%

In relation to the Stage 2 classification determination, the quantitative criteria applied at SC USA uses the FICO (Fair Isaac Corporation) score at the time of origination and its current value, establishing different absolute threshold for each portfolio according to their characteristics. A SICR implies changes in that score ranging from 100 b.p. to 60 b.p.
Additionally, for each portfolio, a series of specific qualitative criteria are defined, which indicate that the exposure has had a significant increase in credit risk, regardless of the evolution of its PD since the initial recognition. Santander Consumer USA Holdings Inc. among other criteria, considers that a transaction presents a significant increase in risk when it has irregular positions for more than 30 days. These criteria depend on the risk management practices of each portfolio.
3.4. Brazil
Credit risk in Brazil amounts to 88,893 million euros, representing an increase of 5.6% compared to 2018. Excluding the exchange rate effect, growth was 7%. Santander Brazil accounts for 9% of the Group’s lending.
Its loan portfolio is properly diversified and has an increasingly marked retail profile, with 75% of loans extended to individuals, consumer financing and companies.
Information on the estimation of impairment losses
The detail of Santander Brazil exposure and impairment losses associated with each of the stages at 31December, 2019 and 2018, is shown below. In addition, depending on the current credit quality of the operations, the exposure is divided into three grades (Investment, speculation and default):

Exposure and impairment losses as of 31 December 2019
EUR million
Credit Quality *	Stage 1	Stage 2	Stage 3	Total
Investment grade	45,764	308	—	46,072
Speculation grade	32,699	5,393	—	38,092
Default	—	—	4,727	4,727
Total Exposure **	78,463	5,701	4,727	88,891
Impairment losses***	1,054	732	2,931	4,717

*	Detail of credit quality ratings calculated for Group management purposes.

**	Credit to Customers (Amortized Cost and FV through OCI) + Off Balance Sheet with Customers (Financial Guarantees, Technical Guarantees and Letters of Credit), (including temporary asset acquisitions).

***	Includes provisions for undrawn authorized lines (loan commitments).

Exposure and impairment losses as of 31 December 2018
EUR million
Credit Quality *	Stage 1	Stage 2	Stage 3	Total
Investment grade	51,150	472	—	51,622
Speculation grade	56,884	5,334	—	62,218
Default	—	—	4,223	4,223
Total Exposure **	108,034	5,806	4,223	118,063
Impairment losses	997	768	2,889	4,654
* Detail of credit quality ratings calculated for Group management purposes.
** Amortised cost assets + Loans and advances + loan commitments granted.
For the expected losses estimation, prospective information is taken into account. Particularly, Santander Brazil considers three macroeconomic scenarios, periodically updated, over a time horizon of 5 years. The evolution forecasted for the next five years of the main macroeconomic indicators used to estimate the expected losses in Santander Brazil is as follows:

	2020 - 2024
Magnitudes	Pessimistic scenario	Base scenario	Optimistic scenario
Interest rate	8.7%	5.6%	4.5%
Unemployment rate	16.5%	9.6%	8.0%
Housing price change	(1.2)%	2.7%	6.4%
GDP Growth	(1.4)%	2.4%	4.4%
Burden income	21.7%	20.4%	19.0%

	2019 - 2023
Magnitudes	Pessimistic scenario	Base scenario	Optimistic scenario
Interest rate	11.0%	7.7%	6.0%
Unemployment rate	16.3%	9.9%	8.6%
Housing price change	(1.4)%	4.3%	5.9%
GDP Growth	(1.2)%	2.4%	3.5%

Each macroeconomic scenario is associated with a determined likelihood of occurrence. Regarding its assignation, Brazil links the highest weight to the base scenario whilst links the lowest weights to the most extreme scenarios:

	2019	2018
Pessimistic scenario	10%	10%
Base scenario	80%	80%
Optimistic scenario	10%	10%

The sensitivity analysis of the main portfolios expected loss to variations of +/-100 b.p. for the macroeconomic variables used in the construction of the scenarios is as follows:

	Change in provision
	Consumer	Corporate
GDP Growth
-100 b.p.	0.73%	0.54%
100 b.p.	(0.20)%	(0.23)%
Burden income
-100 b.p.	(1.00)%	0.07%
100 b.p.	2.17%	0.45%

Regarding the Stage 2 classification determination, Santander Brazil uses the transaction's rating as a reference for its PD, taking into account its rating at the time of origination and its current rating, setting different thresholds that depend on each portfolio characteristics. SICR is determined by observing the rating's evolution, considering that a significant reduction has occurred when this decrease reaches values between 3.1 and 1, depending on the rating's value at the time of origination.
In addition, for every portfolio, a set of specific qualitative criteria are defined to indicate that the exposure to credit risk has significantly risen, regardless of the evolution of its PD since the initial recognition. Santander Brazil, among other criteria, considers that an operations involves a significant increase in risk when it presents irregular positions for more than 30 days, but in Real State, Consigned and Financial portfolios, where, due to their particular attributes, they use a 60 days threshold. Such criteria depend upon each portfolio’s risk management practices.
3.5. Santander Corporate & Investment Banking
The exposure detail and impairment losses presented for the main geographies includes the Santander Corporate & Investment Banking portfolios. In this sense, due to the type of customers managed in these portfolios, large multinational companies, the Group uses its own credit risk models. These models are common to different geographies using their own macroeconomic scenarios.
The average evolution forecasted for the next years of the GDP projected for the next few years is presented, which has been used for the estimation of the expected losses, together with the weighting of each scenario:

	2020 - 2024
Magnitudes	Pessimistic scenario	Base scenario	Optimistic scenario
Global GDP Growth	3.0%	3.6%	3.8%

	2019 - 2023
Magnitudes	Pessimistic scenario	Base scenario	Optimistic scenario
Global GDP Growth	2.7%	3.6%	4.2%

Each macroeconomic scenarios is associated with a determined likelihood of occurrence. As for its allocation, Santander Corporate & Investment Banking associates the highest weight with the Base Scenario, while associating the lower weights with the more extreme scenarios.

	2019	2018
Pessimistic scenario	30%	20%
Base scenario	40%	60%
Optimistic scenario	30%	20%
With regards to the stage 2 classification determination, SCIB uses the customer's rating as a reference for its PD, taking into account its rating at the time of origination and its current rating for each transaction, setting absolute thresholds for the different rating bands. A SICR implies changes in the rating value between 3.6 and 0.1, depending on the estimated sensitivity of each rating band (from lower to higher credit quality, the rating range goes from 1 to 9.3).
4. Other credit risk aspects
4.1. Credit risk by activity in the financial markets
This section covers credit risk generated in treasury activities with customers, mainly with credit institutions. Transactions are undertaken through money market financial products with different financial institutions and through counterparty risk products, which serve the Group’s customer needs.
According to regulation (EU) 575/2013, counterparty credit risk is the risk that a client in a transaction could default before the definitive settlement of the cash flows of the transaction. It includes the following types of transactions: derivative instruments, transactions with repurchase commitment, stock and commodities lending, transactions with deferred settlement and financing of guarantees.
There are two methodologies for measuring this exposure: (i) mark-to-market (MtM) methodology (replacement value of derivatives) plus potential future exposure (add-on) and (ii) the calculation of exposure using Montecarlo simulation for some countries and products. The capital at risk or unexpected loss is also calculated, i.e. the loss which, once the expected loss has been subtracted, constitutes the economic capital, net of guarantees and recoveries.
After the markets close, exposures are re-calculated by adjusting all transactions to their new time frame, adapting the potential future exposure and applying mitigation measures (netting, collateral, etc.), so that the exposures can be controlled directly against the limits approved by senior management. Risk control is performed through an integrated system and in real time, enabling the exposure limit available with any counterparty, product and maturity and in any of Santander’s subsidiaries to be known at any time.
4.2. Concentration risk
Concentration risk control is a vital part of our management. The Group continuously monitors the degree of concentration of its credit risk portfolios using various criteria: geographic areas and countries, economic sectors and groups of customers.
The board, via the risk appetite framework, determines the maximum levels of concentration.
In line with these maximum levels and limits, the executive risk committee establishes the risk policies and reviews the appropriate exposure levels for the effective management of the degree of concentration in Santander’s credit risk portfolios.
The Group must adhere to the regulation on large risks contained in the CRR, according to which the exposure contracted by an entity with a customer or group of associated customers will be considered a large exposure when its value is equal to or greater than 10% of eligible capital. In addition, in order to limit large exposures, no entity may assume exposures exceeding 25% of its eligible capital with a single customer or group of associated customers, having factored in the credit risk reduction effect contained in the regulation.
At the end of December, after applying risk mitigation techniques, no group reaches the above-mentioned thresholds.
Regulatory credit exposure with the 20 largest groups within the scope of large risks represented 4.65% of the outstanding credit risk with customers (lending to customers plus off-balance sheet risks) as of December 2019.
The detail, by activity and geographical area of the Group's risk concentration at 31 December, 2019 is as follows:

EUR million
	31 December 2019
	Total	Spain	Other EU countries	America	Rest of the world
Central banks and Credit institutions	238,849	36,163	109,303	82,754	10,629
Public sector	173,706	52,635	40,285	76,061	4,725
Of which:
Central government	153,830	42,752	36,409	69,980	4,689
Other central government	19,876	9,883	3,876	6,081	36
Other financial institutions (financial business activity)	120,962	17,073	69,336	32,558	1,995
Non-financial companies and individual entrepeneurs (non-financial business activity) (broken down by purpose)	400,371	117,943	127,494	139,236	15,698
Of which:
Construction and property development	21,050	4,028	9,893	7,062	67
Civil engineering construction	6,270	3,195	1,979	959	137
Large companies	237,994	59,223	74,743	90,022	14,006
SMEs and individual entrepreneurs	135,057	51,497	40,879	41,193	1,488
Households – other (broken down by purpose)	523,072	88,980	300,261	125,268	8,563
Of which:
Residential	333,043	62,349	228,677	41,099	918
Consumer loans	169,464	18,551	69,358	76,757	4,798
Other purposes	20,565	8,080	2,226	7,412	2,847
Total	1,456,960	312,794	646,679	455,877	41,610
* For the purposes of this table, the defnition of risk includes the following items in the public balance sheet: Loans and advances to credit institutions, Loans and advances to Central Banks, Loans and advances to Customers, Debt Instruments, Equity Instruments, trading Derivatives, Hedging derivatives, Investments and financial guarantees given.
4.3. Sovereign risk and exposure to other public sector entities
Sovereign risk is the risk contracted in transactions with a central bank, including the regulatory cash reserve requirement, issuer risk with the Treasury (public debt portfolio) and the risk arising from transactions with public institutions with the following features: their funds only come from the state’s budget income and activities are of a non-commercial nature.
These historic Group criteria, differ in some respects from those applied by the European Banking Authority (EBA) in its regular stress test exercises. The main differences are that the EBA’s criterion does not include deposits with central banks, exposures with insurance companies, indirect exposures via guarantees and other instruments. On the other hand, the EBA does include public administrations in general, including regional and local bodies, not only the central state sector.
According to the management Group’s criteria, local sovereign exposure in currencies other than the official currency of the country of issuance is not significant (12,187 million euros, 5.3% of total sovereign risk), and exposure to non-local sovereign issuers involving cross-border risk[2] is even less significant (4,269 million euros, 1.8% of total sovereign risk). [f]
Sovereign exposure in Latin America is mostly in local currency, and is recognised in the local accounts and concentrated in short- term maturities.
Over the past few years, total exposure to sovereign risk has remained aligned with the regulatory requirements and strategic reasons that support the management of this portfolio.
The movements observed in the different countries exposure is therefore explained by the Group's liquidity management strategy and the hedging of interest and exchange rates risks. Santander has a diversified international exposure among different countries with diverse macroeconomic perspectives and thus, dissimilar growth, interest and exchange rates scenarios.
Regarding the deterioration measurement of these exposures, the Group has evaluated methodologies and criteria in accordance with the IFRS 9 general criteria, integrating common processes, systems, tools and data that are used both for accounting purposes and for capital adequacy.
When estimating the expected losses, the Group applies its own credit risk models for the valuation of financial instruments belonging to Santander Corporate & Investment Banking portfolios.
Regarding the methodology and parameters development for this segment, it should be noted that the PD model incorporates forward-looking information as well as the current credit quality indicator (rating). As for the LGD, two approaches are given depending on the existence of guarantees. The LGD secured approach (severity based on guarantees) is based on the estimate made by analysts and aligned with the general framework proposed for individualised analysis by discounting cash flows. In the case of unsecured LGD (estimated severity without guarantee base), due to the low number of observations collected in recent decades, it is not possible to reflect a forward-looking vision or PiT (Point in Time) and therefore a prudent value is estimated in line with industry practices.
In case of sovereign risk issued in the official currency of the issuing country or in which the issuer has the 100% guarantee of the issuing country of the currency, the few default cases existing over the last decades only reflect the possibility if a potential unexpected loss that is still not modelable due to its scarcity. Consequently, for this type of sovereign risk, the expected loss is considered irrelevant in consistency with unexpected loss.
The exposure in the table below is disclosed following the latest amendments of the regulatory reporting framework carried out by the EBA, which entered into force in 2019:

	2019					2018
	Portfolio
	Financial assets held for trading and Financial assets designated as FV with changes in results	Financial assets at fair value through other comprehensive income	Financial assets at amortised cost	Non- trading financial assets mandatorily at fair value through profit or loss	Total net direct exposure	Total net direct exposure
Spain	5,204	19,961	10,201	—	35,366	49,640
Portugal	(746)	5,450	3,985	—	8,689	8,753
Italy	643	1,631	461	—	2,735	261
Greece	—	—	—	—	—	—
Ireland	—	—	—	—	—	—
Rest Eurozone	(313)	1,679	443	—	1,809	2,778
UK	740	1,402	8,221	—	10,363	10,869
Poland	22	8,313	31	—	8,366	11,229
Rest of Europe	(2)	120	659	—	777	329
US	794	10,463	5,042	—	16,299	8,682
Brazil	3,483	21,250	4,265	—	28,998	27,054
Mexico	4,366	8,350	957	—	13,673	10,415
Chile	320	2,759	381	—	3,460	1,776
Rest of America	9	249	771	—	1,029	893
Rest of the World	0	3,832	981	—	4,813	6,222
Total	14,520	85,459	36,398	—	136,377	138,901

[2] Countries that are not considered low risk by Banco de España.
5. Credit risk management
Our credit risk management process consists of identifying, analysing, controlling and deciding on the credit risk incurred by the Group. It considers a holistic view of the credit risk cycle including the transaction, customer and portfolio views. Both business and risk areas, together with the senior management participate in the management and control process.
Credit risk identification is a key component for the active management and effective control of our portfolios. The identification and classification of external and internal risks in each business allows corrective and mitigating measures to be adopted in the event they are needed. This is achieved through the following processes:
5.1. Planning
Planning allows business targets to be set and specific action plans defined, within the risk appetite framework established by the Group.
Strategic commercial plans (SCPs) are one of our management and control tools for the Group’s credit portfolios. SCPs are prepared jointly by the business and risk areas, and define the commercial strategies, risk policies, measures and infrastructure required. These factors are considered as a whole, ensuring a holistic view of the portfolios.
The integration of SCPs at management level provides an updated view of the credit portfolio quality, enabling credit risk to be measured, and internal controls executed alongside the periodic monitoring of strategy, the early detection of deviations and significant changes in the risk and potential impact, as well as defining corrective actions where necessary.
SCPs are approved and monitored by senior management in each entity before review and validation at Group level.
The SCPs are aligned with the Group´s risk appetite and the capital objectives of the subsidiaries.
5.2. Risk assessment and credit rating process
In order to analyse a customer’s capacity to meet their contractual commitments with the Bank, the Group uses valuation and parameter estimation models in each of the segments where it operates.
The credit quality valuation models applied are based on credit rating drivers, which are monitored and controlled to calibrate and adjust the decisions and ratings they assign. Depending on the segment, drivers may be:

•
Rating: resulting from the application of mathematical algorithms incorporating a quantitative model based on balance sheet ratios or macroeconomic variables, and a qualitative module supplemented by the credit analyst’s expert judgement. Used for the SCIB, commercial banking, institutions and SMEs (those who are treated on an individual basis) segments.

•
Scoring: an automatic assessment system for credit applications. It automatically assigns an individual score to the customer for subsequent decision-making, generally in the retail and smaller SMEs segments.

Parameter estimation models are obtained through internal econometric models based on the portfolios’ historical defaults and losses for which they are developed. They are also used to calculate economic and regulatory capital and the portfolio’s IFRS 9 provision.
Periodic model monitoring and evaluation is carried out, assessing among other factors, the appropriateness of usage, predictive capacity, performance and granularity. In addition, policy compliance is also monitored.
The resulting ratings are regularly reviewed, incorporating the latest available financial information as well as other relevant data. The depth and frequency of the reviews are increased in the case of customers who require a more detailed monitoring or have automatic warnings in the risk management systems.
5.3. Credit risk mitigation techniques
Generally, from a risk acceptance standpoint, the criteria are linked to the borrower’s payment capacity for the financial obligations - although this does not inhibit imply an impediment to requiring collateral or personal guarantees in addition.
Payment capacity is assessed based on the funds or net cash flows from the customer´s businesses or income, excluding guarantors or assets pledged as collateral. These guarantors or assets are always to be considered, when evaluating the approval of the transaction, as a secondary method of recovery in the event the first channel fails.
In general, a guarantee is defined as a reinforcement measure added to a credit transaction with the purpose of mitigating the loss due to a breach of the payment obligation.
At Santander, we apply several credit risk mitigation techniques on the basis, among other factors, of the type of customer and product. Some are inherent to specific transactions (e.g. real estate guarantees) while others apply to a series of transactions (e.g. derivatives netting and collateral). The different mitigation techniques can be grouped into personal guarantees, guarantees in the form of credit derivatives or collateral.
5.4. Definition of limits, pre-classifications and pre-approvals
The connection between the Group’s credit risk appetite and credit portfolios management and control is implemented through the SCPs, which define the portfolio and origination limits to predict the portfolio’s risk profile. The cascading down of the Group’s risk appetite, strengthens the controls over our credit portfolios.
We have processes that determine the risk that the Group is able to assume with each customer. These limits are jointly set by the business and risk areas and have to be approved by the executive risk committee (or delegated committees) and reflect the expected results of the business in terms of risk-return.
There are different limit models depending on the segment:

•
Large corporate groups: we use a pre-classification model based on a system for measuring and monitoring economic capital. The result is the level of risk that the Group is willing to assume with a customer/group, in terms of capital at risk, nominal cap, and maximum tenors according to the type of transaction, in the case of financial entities, limits are managed through credit equivalent risk (CER). It includes the actual and expected risk with a customer within the limits defined in the risk appetite statement and credit policies.

•
Corporates and institutions that meet certain requirements (strong relationships, rating, etc.): a more simplified pre-classification model is used, with an internal limit that establishes a reference point in the level of risk to be assumed with the customer. The criteria will include, among others, repayment capacity, overall indebtedness, and the distribution of the banking pool.

In both cases, transactions over certain thresholds or with specific characteristics might require the approval of a senior credit analyst or committee.
For individual customers and SMEs with low turnover, large volumes of credit transactions are managed with the use of automatic decision models to classify the customer/transaction.
5.5. Scenario analysis
Scenario analysis is used in credit portfolio management as an evolution of the portfolio analysis. It enriches the understanding of the portfolio performance under different macroeconomic conditions, and allows management strategies to be anticipated and defined in order to avoid future deviations from the established plans and targets.
The approach taken with regard to scenario analysis consists of simulating the impact of alternative scenarios in the portfolio credit parameters (PD, LGD) and the associated expected credit losses. The results of this analysis are compared with the portfolio’s credit profile indicators to identify the most appropriate measures that could be developed to guide the required management actions.
Scenario analysis is integrated into credit management portfolio activities and in the SCPs.
5.6. Monitoring
Business performance is monitored on a regular basis by comparing performance with established plans. This is a key risk management activity.
All customers are monitored on an ongoing, holistic manner that enables the early detection of events that may have an impact on the customer’s credit rating. Monitoring is carried out through an ongoing review of all customers, assigning a monitoring classification, establishing pre-defined actions associated to each classification and executing specific measures (pre-defined or ad-hoc) to correct any deviations that could have a negative effect for the Group.
This monitoring process takes into consideration the transaction forecasts and characteristics throughout its entire life. It also takes into consideration any variations that may have occurred in the classification and suitability since the time of the review.
Monitoring is carried out by local and global Risk teams, backed up by Internal audit. It is based on customer segmentation:

•
In the SCIB segment, monitoring, in the first instance, is a direct function of both the business manager and the risk analyst, who maintain direct relationship with the customer and manage the portfolio. This guarantees an up-to- date view of the customer’s credit quality is always available and allows us to anticipate situations of concern and take the necessary actions.

•
For commercial banking, institutions and SMEs with a credit analyst assigned, the function consists of identifying and tracking customers that require closer monitoring, reviewing ratings and continuously analysing relevant indicators.

•	For individual customers, businesses and smaller SMEs monitoring is carried out through automatic alerts, in order to detect shifts in the performance of the portfolio.
The Group performs the monitoring process through the Santander Customer Assessment Note (SCAN), which was implemented in the Group’s subsidiaries in 2019.
The Group’s SCAN system aims to establish the level of monitoring, policies and specific actions for all individual customers, based on their credit quality and particular circumstances. Each customer is assigned a level of monitoring, and specific risk management actions, on a dynamic basis, with a specific manager appointed and agreed monitoring frequency.
In addition to customer credit quality monitoring, Santander establishes the control procedures needed to analyse portfolios and performance, as well as any possible deviations regarding planning or approved alert levels.
Portfolio analysis systematically controls the evolution of credit risk with regard to budgets, limits and benchmarks, assessing the impacts of future situations, both exogenous and resulting from strategic decisions, to establish actions to keep the risk portfolio profile and volumes within the parameters set by the Group within its risk appetite.
5.7. Recovery and collections management
Recovery activity is a significant component in the Group’s risk management and control. This function is carried out by the Recoveries area, which defines a global strategy and an enterprise-wide focus for recovery management.
The Group has a recovery management operating model that sets the guidelines and general policies of action to be applied, taking into account the local environment.
The Recoveries area directly manages customers, where value creation is based on effective and efficient collection management. New digital channels are becoming increasingly important in recovery management.
The diverse features of Santander´s customers make segmentation necessary in order to manage recoveries effectively. Mass management of large groups of customers with similar profiles and products is conducted through processes with a high technological and digital component, while personalised management focuses on customers who, because of their profile, require a specific manager and more customised management.
Recovery management is divided into four phases: in arrears, non-performing loans recoveries, write-offs recoveries and management of foreclosed assets.
The management scope for the Recovery function includes non-productive assets (NPAs), corresponding to the forborne portfolios, NPLs, written-off loans and foreclosed assets, where the Group may use mechanisms to rapidly reduce the volume of these assets, such as the sale of portfolios or foreclosed assets.
In the written-off loans category, debt instruments are included (past due or otherwise) the recovery of which, after an individualised analysis, is considered remote, due to the severe and unrecoverable impairment of the solvency of the transaction or the customer. Classification in this category involves the full or partial cancellation of the gross carrying amount of the loan and its derecognition. This does not mean that the Group will suspend negotiations or legal proceedings to recover the amounts.
In those geographies with a significant exposure to real estate risk, the Group has efficient sales management instruments to maximise recovery and optimise the existing stock in the balance sheet.
5.8. Forborne loan portfolio
The Group has an internal forbearance policy, which acts as a reference for the different transpositions in all local subsidiaries and shares the principles established by the regulation and the applicable supervisory expectations. This year, the policy was updated to include the EBA Guidelines on the management of non-performing and forborne exposures
This policy defines forbearance as the modification of the payment conditions of a transaction to allow a customer who is experiencing financial difficulties (current or foreseeable), to fulfil their payment obligations.
In addition, this policy sets rigorous criteria for the evaluation, classification and monitoring of such transactions, ensuring the strictest possible care and diligence in their approval and monitoring. Therefore, the forborne transaction must be focused on recovery of the amounts due and the payment obligations adapted to the customer’s current position and, in addition, losses must be recognised as soon as possible if any amounts are deemed irrecoverable.
Forbearance may never be used to delay the immediate recognition of losses or to hinder the appropriate recognition of risk of default.
Further, the policy defines the classification criteria for forborne transactions in order to ensure that any risks are suitably recognised, bearing in mind that they must remain classified as non-performing or watchlist for an appropriate period to ensure reasonable certainty that repayment capacity can be recovered.
The forborne portfolio stood at EUR 32,475 million euros at the end of December 2019. In terms of credit quality, 53% of the loans are classified as non-performing loans, with average coverage of 52% (28% of the total portfolio).
The Group's forborne portfolio decreased by 21% in 2019, in line with the trend observed in previous years.
The following terms are used in Bank of Spain Circular 4/2017 of Bank of Spain with the meanings specified:

•
Refinancing transaction: transaction that is granted or used, for reasons relating to current or foreseeable financial difficulties of the borrower, to repay one or more of the transactions granted to it, or through which the payments on such transactions are brought fully or partially up to date, in order to enable the borrowers of the cancelled or refinanced transactions to repay their debt (principal and interest) because they are unable, or might foreseeably become unable, to comply with the conditions thereof in due time and form.

•
Restructured transaction: transaction with respect to which, for economic or legal reasons relating to current or foreseeable financial difficulties of the borrower, the financial terms and conditions are modified in order to facilitate the payment of the debt (principal and interest) because the borrower is unable, or might foreseeably become unable, to comply with the aforementioned terms and conditions in due time and form, even if such modification is envisaged in the agreement.

CURRENT REFINANCING AND RESTRUCTURING BALANCES
Amounts in million euros, except number of transactions that are in units

	Total
	Without real guarantee		With real guarantee
					Maximum amount of the actual collateral that can be considered		Impairment of accumulated value or accumulated losses in fair value due to credit risk
	Number of transactions	Gross amount	Number of transactions	Gross amount	Real estate guarantee	Rest of real guarantees
Credit entities	—	—	—	—	—	—	—
Public sector	43	31	15	10	7	—	2
Other financial institutions and: individual shareholder	630	200	350	90	13	19	35
Non-financial institutions and individual shareholder	161,353	5,413	45,474	11,438	6,339	2,271	5,029
Of which: financing for constructions and property development	6,427	190	1,293	847	554	21	392
Other warehouses	1,791,788	3,542	680,475	11,753	6,354	1,958	3,980
Total	1,953,814	9,185	726,314	23,290	12,714	4,248	9,045
Financing classified as non-current assets and disposable groups of items that have been classified as held for sale	—	—	—	—	—	—	—

In 2019, the amortised cost of financial assets whose contractual cash flows were modified during the year when the corresponding loss adjustment was valued at an amount equal to the expected credit losses over the life of the asset amounted to EUR 1,566 million, without these modifications having a material impact on the income statement. Also, during 2019, the total of financial assets that have been modified since the initial recognition, and whose correction for expected loss has gone from being valued during the entire life of the asset to the following twelve months, amounts to 1,601 million euros.
The transactions presented in the foregoing tables were classified at 31 December 2019 by nature, as follows:

•
Non-performing: Operations that rest on an inadequate payment scheme will be classified within the non-performing category, regardless they include contract clauses that delay the repayment of the operation throughout regular payments or present amounts written off the balance sheet for being considered irrecoverable.

•
Performing: Operations not classifiable as non-performing will be classified within this category. Operations will also will be classified as normal if they have been reclassified from the non-performing category for complying with the specific criteria detailed below:

a)	A period of a year must have expired from the refinancing or restructuring date.

b)
The owner must have paid for the accrued amounts of the capital and interests, thus reducing the rearranged capital amount, from the date when the restructuring of refinancing operation was formalised.

c)	The owner must not have any other operation with amounts past due by more than 90 days on the date of the reclassification to the normal risk category.
47% of the forborne loan transactions are classified as other than non-performing. Particularly noteworthy are the level of existing guarantees (52% of transactions are secured by collateral) and the coverage provided by specific allowances (representing 28% of the total forborne loan portfolio and 42% of the non-performing portfolio)
The table below shows the changes in 2019 in the forborne loan portfolio:

Million euros
2019
Beginning balance	30,527
Refinancing and restructuring of the period	6,174
Memorandum item: impact recorded in the income statement for the period	2,684
Debt repayment	(6,032)
Foreclosure	(564)
Derecognised from the consolidated balance sheet	(1,403)
Others variations	(5,272)
Balance at end of year	23,430

2019
Of which: Non-performing/Doubtful
Without real guarantee		With real guarantee
				Maximum amount of the actual collateral that can be considered		Impairment of accumulated value or accumulated losses in fair value due to credit risk
Number of transactions	Gross amount	Number of transactions	Gross amount	Real estate guarantee	Rest of real guarantees
—	—	—	—	—	—	—
13	3	9	4	3	—	1
315	179	240	43	9	3	33
93,803	3,406	32,199	7,189	3,586	867	4,590
4,077	144	938	629	350	9	378
1,062,900	1,823	155,288	4,630	2,643	357	2,558
1,157,031	5,411	187,736	11,865	6,241	1,227	7,181
—	—	—	—	—	—	—
c) Trading market risk, structural and liquidity risk
1. Activities subject to market risk and types of market risk
The perimeter of activities subject to market risk involves transactions where patrimonial risk is assumed as a consequence of variations in market factors. Thus they include trading risks and also structural risks, which are also affected by market shifts. This risk arises from changes in risk factors - interest rates, inflation rates, exchange rates, stock prices, credit spreads, commodity prices and the volatility of each of these elements - as well as liquidity risk of the various products and markets in which the Group operates, and balance sheet liquidity risk:

•
Interest rate risk arises from the possibility that changes in interest rates could adversely affect the value of a financial instrument, a portfolio or the Group as a whole. It affects loans, deposits, debt securities, most assets and liabilities in the trading books and derivatives, among others.

•
Inflation rate risk originates from potential changes in inflation rates that could adversely affect the value of a financial instrument, a portfolio or the Group as a whole. It affects instruments such as loans, debt securities and derivatives, where the return is linked to future inflation values or to a change in the current rate.

•
Exchange rate risk is defined as the sensitivity to potential movements in exchange rates of a position’s value that is denominated in a different currency than the base currency. Hence, a long or open position in a foreign currency may produce a loss if that currency depreciates against the base currency. Among the exposures affected by this risk are the Group’s investments in subsidiaries in non-euro currencies, as well as any transactions in foreign currency.

Equity risk is the sensitivity of the value of open positions in equities to adverse movements in their market prices or future dividend expectations. Among others, this affects positions in shares, stock market indices, convertible bonds and derivatives with shares as the underlying asset (put, call, equity swaps, among others).

•
Credit spread risk is the risk or sensitivity of the value of open positions in fixed income securities or in credit derivatives to movements in credit spread curves or recovery rates associated with specific issuers and types of debt. The spread is the difference between financial instruments with a quoted margin over other benchmark instruments, mainly the internal rate of return (IRR) of government bonds and interbank interest rates.

•
Commodities price risk is the risk derived from the effect of potential changes in commodities prices. The Group’s exposure to this risk is not significant and mainly comes from our customers’ derivative transactions on commodities.

•
Volatility risk is the risk or sensitivity of the value of a portfolio to changes in the volatility of risk factors: interest rates, exchange rates, shares and credit spreads. This risk is incurred by all financial instruments where volatility is a variable in the valuation model. The most significant case is the financial options portfolio.

All these market risks can be partly or fully mitigated by using derivatives such as options, futures, forwards and swaps.
In addition, there are other types of market risk that require more complex hedging. For example:

•
Correlation risk. Sensitivity of the portfolio to changes in the relationship between risk factors (correlation), either of the same type (for example, two exchange rates) or different types (for example, an interest rate and the price of a commodity).

•
Market liquidity risk. This risk arises when a Group subsidiary or the Group as a whole cannot reverse or close a position in time without having an impact on the market price or the transaction cost. Market liquidity risk can be caused by a reduction in the number of market makers or institutional investors, the execution of a large volume of transactions, or market instability. Additionally, this risk could increase depending on how the different exposures are distributed among certain products and currencies.

•
Pre-payment or cancellation risk. Some on-balance-sheet instruments (such as mortgages or deposits) may have associated options that allow the holder to buy, sell it or otherwise alter its future cash flows. This may result in mismatches arising in the balance sheet, which may pose a risk since cash flows may have to be reinvested at an interest rate that is potentially lower (assets) or higher (liabilities).

•
Underwriting risk. This is the consequence of an entity’s involvement in the underwriting or placement of securities or other types of debt, when the entity assumes the risk of having to partially acquire the issued securities when the placement has not been taken up in full by potential buyers.

In addition to the above market risks, balance sheet liquidity risk must also be considered. Unlike market liquidity risk, balance sheet liquidity risk is defined as the possibility of not meeting payment obligations on time, or doing so at an excessive cost. Among the losses caused by this risk are losses due to forced sales of assets or margin impacts due to the mismatch between expected cash inflows and outflows.
Pension and actuarial risks also depend on potential shifts in market factors. Further details are provided at the end of this section.
1. Trading market risk management
The Group's trading risk profile remained moderately low in 2019, in line with previous years, due to the fact that the Group’s activity has traditionally focused on providing services to its customers, with only limited exposure to complex structured assets, as well as geographic diversification and risk factors.
The standard methodology Santander Group applies to trading activities is Value at Risk (VaR), which measures the maximum expected loss with a certain confidence level and time frame.
The standard for historic simulation is a confidence level of 99% and a time frame of one day. Statistical adjustments are applied enabling the most recent developments affecting the levels of risk assumed to be incorporated efficiently and on a timely manner. A time frame of two years or at least 520 days from the reference date of the VaR calculation is used. Two figures are calculated every day: one applying an exponential decay factor that accords less weight to the observations furthest away in time and another with the same weight for all observations. The higher of the two is reported as the VaR.

The balance sheet items in the Group’s consolidated position that are subject to market risk are shown below, distinguishing those positions for which the main risk metric is VaR from those for which risk monitoring is carried out using other metrics:

		Main market risk metrics
	Balance sheet amount	VaR	Other	Main risk factors for 'Other' balance
Assets subject to market risk
Cash, cash balances at central banks and other deposits on demand	101,067		101,067	Interest rate
Financial assets held for trading	108,230	107,522	708	Interest rate, spread
Non-trading financial assets mandatorily at fair value through profit or loss	4,911	3,310	1,601	Interest rate, Equity market
Financial assets designated at fair value through profit or loss	62,069	61,405	664	Interest rate
Financial assets at fair value through other comprehensive income	125,708		125,708	Interest rate, spread
Financial assets measured at amortised cost	995,482		995,482	Interest rate
Hedging derivatives	7,216	7,216	—	Interest rate, exchange
Changes in the fair value of hedged items in portfolio hedges of interest risk	1,702		1,702	Interest rate
Other assets	116,310
Total assets	1,522,695

Liabilities subject to market risk
Financial liabilities held for trading	77,139	76,849	290	Interest rate, spread
Financial liabilities designated at fair value through profit or loss	60,995	60,211	784	Interest rate
Financial liabilities at amortised cost	1,230,745		1,230,745	Interest rate, spread
Hedging derivatives	6,048	6,048	—	Interest rate, exchange
Changes in the fair value hedged items in portfolio hedges of interest rate risk	269		269	Interest rate
Other liabilities	36,840
Total liabilities	1,412,036
Total equity	110,659

The following table displays the latest and average VaR values at 99% by risk factor over the last three years, the lowest and highest values in 2019 and the ES at 97.5% as of the end of December 2019:

VaR statistics and Expected Shortfall by risk factorA
EUR million. VaR at 99% and ES at 97.5% with one day time horizon
	2019					2018		2017
	VaR (99%)				ES (97.5%)	VaR		VaR
	Min	Average	Max	Latest	Latest	Average	Latest	Average	Latest
Total Trading	7.1	12.1	21.6	10.3	9.5	9.7	11.3	21.5	10.2
Diversification effect	(4.3)	(8.2)	(24.6)	(9.9)	(8.8)	(9.3)	(11.5)	(8.0)	(7.6)
Interest rate	6.6	10.0	17.6	9.2	7.6	9.4	9.7	16.2	7.9
Equities	1.0	2.9	15.3	4.8	4.6	2.4	2.8	3.0	1.9
Exchange rate	1.8	3.9	8.4	2.6	2.8	3.9	6.2	6.6	3.3
Credit spread	2.1	3.4	4.8	3.5	3.2	3.4	4.1	3.6	4.6
Commodities	0.0	0.0	0.1	0.0	0.0	0.0	0.0	0.0	0.0

Total Europe	4.2	6.3	11.6	10.1	6.8	5.0	5.5	6.8	6.3
Diversification effect	(2.9)	(6.9)	(15.2)	(8.3)	(8.8)	(6.7)	(8.2)	(6.1)	(6.1)
Interest rate	3.6	6.0	12.8	8.2	6.5	5.0	5.8	6.1	5.7
Equities	0.4	1.9	5.1	4.9	4.4	1.1	1.2	1.1	0.5
Exchange rate	1.0	1.9	3.8	1.9	1.4	1.7	2.1	2.0	1.4
Credit spread	2.1	3.4	5.1	3.5	3.2	3.9	4.6	3.7	4.7
Commodities	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total North America	1.5	3.5	5.1	3.8	4.0	7.2	8.3	7.6	4.3
Diversification effect	(0.4)	(1.3)	(3.6)	(2.1)	(1.2)	(4.8)	(2.7)	(4.7)	(3.5)
Interest rate	1.5	2.6	4.0	3.4	2.6	6.4	7.7	7.6	4.6
Equities	0.1	0.2	0.6	0.1	0.1	0.1	0.0	0.4	0.0
Exchange rate	0.4	2.0	4.1	2.4	2.4	5.5	3.3	4.2	3.3

Total South America	5.5	9.5	20.7	6.0	6.1	7.2	10.0	18.7	7.8
Diversification effect	(0.4)	(2.9)	(13.4)	(3.8)	(2.6)	(3.5)	(2.3)	(2.9)	(3.4)
Interest rate	4.9	7.8	19.6	5.9	5.4	6.4	6.6	14.8	7.4
Equities	0.4	2.0	7.0	1.7	1.6	2.5	2.9	3.2	1.9
Exchange rate	0.6	2.6	7.6	2.1	1.7	1.9	2.9	3.5	2.0

A. In South America and North America, VaR levels of credit spreads and commodities are not shown separately due to their low or null materiality.
In 2019, VaR fluctuated between 21.6 million euros and 7.1 million euros. The most significant changes were related to variations in exchange and interest rate exposures and also market volatility.
The average VaR in 2019 was 12.1 million euros, slightly above 2018 but lower than in 2017 (9.7 million euros in 2018 and 21.5 million euros in 2017).
The Group continues to have very limited exposure to complex structured instruments or assets. This is a reflection of our risk culture with prudence in risk management as one of its hallmarks.
At the end of December 2019, the Group had the following exposures in this area:

•
Hedge funds: exposure was EUR 90 million, all indirect, acting as counterparty in derivatives transactions. The risk related to this type of counterparty is analysed on a case by case basis, establishing percentages of collateralisation on the basis of the features and assets of each fund.

•	Monolines: no exposure at the end of December 2019.
The Group’s policy for approving new transactions related to these products is still extremely prudent and conservative. It is subject to strict supervision by the Group’s senior management.
Backtesting
Actual losses can differ from those forecast by VaR for various reasons related to the limitations of this metric. The Group regularly analyses and contrasts the accuracy of the VaR calculation model in order to confirm its reliability. The most important tests consist of backtesting exercises:
For hypothetical P&L backtesting and for the total portfolio, there were two overshootings in VaR at 99%, on August 5th and on September 2nd, due to the increase in market volatility caused by US/China trade disputes and political uncertainty in Argentina.
There were no overshootings in Value at Earnings (VaE) at 99% in 2019. The number of observed overshootings in 2019 is consistent with the assumptions specified in the VaR calculation model.
2. Structural balance sheet risks
2.1. Main aggregates and variations
The market risk profile inherent to the Group’s balance sheet, in relation to its asset volumes and shareholders’ equity, as well as the budgeted net interest income margin, remained moderate in 2019, in line with previous years.
Structural VaR
A standardised metric such as VaR can be used for monitoring total market risk for the banking book, excluding the trading activity of SCIB considering both interest rates and credit spreads on ALCO portfolios), exchange rates and equities.
In general the structural VaR is not significant according to the assets amounts or capital of the Group:

Structural VaR
EUR million. Structural VaR 99% with a temporary horizon of one day.
	2019				2018		2017
	Min	Average	Max	Latest	Average	Latest	Average	Latest
Structural VaR	438.2	511.4	729.1	729.1	568.5	556.8	878.0	815.7
Diversification effect	(225.5)	(304.2)	(404.3)	(402.0)	(325.0)	(267.7)	(337.3)	(376.8)
VaR interest rate*	224.7	345.6	629.7	629.7	337.1	319.5	373.9	459.6
VaR exchange rate	283.5	308.1	332.1	331.7	338.9	324.9	546.9	471.2
VaR equities	155.5	161.9	171.7	169.8	217.6	180.1	294.5	261.6
* Includes credit spread VaR on ALCO portfolios.
Structural interest rate risk

•	Europe
The main balance sheets, those of the Parent and Santander UK, in mature markets and in a low interest rate environment, usually show positive sensitivities to interest rates in economic value of equity and net interest income.
Exposure levels in all countries were moderate in relation to the annual budget and capital levels in 2019.
At the end of December 2019, risk on net interest income over a one year horizon, measured as the sensitivity to parallel changes in the worst-case scenario of ±100 basis points, was concentrated in the Euro, at 479 million euros, the British pound yield curve at EUR 69 million, the Polish zloty, at 60 million euros, and the US dollar, at 13 million euros, all related to risks of rate cuts.

•	North America
North American balance sheets usually show positive sensitivities to interest rates in economic value of equity and net interest income, except for economic value of equity in Mexico.
Exposure levels in all countries were moderate in relation to the annual budget and capital levels in 2019.
As of the end of December, risk on net interest income over a one year horizon, measured as the sensitivity to parallel changes in the worst case scenario of ±100 basis points, was mainly located in the USA (EUR 65 million) as shown in the chart below.

•	South America
South American balance sheets are usually positioned for interest rate cuts in terms of both economic value and net interest income.
In 2019, exposure levels in all countries were moderate in relation to the annual budget and capital levels.
As of the end of December, risk on net interest income over a one year horizon, measured as the sensitivity to parallel changes in the worst case scenario of ±100 basis points, was mainly found in two countries, Brazil (74 million euros) as shown in the chart below.
Structural foreign currency risk/hedges of results
Structural exchange rate risk arises from Group transactions in foreign currencies, mainly related to permanent financial investments, results and the hedging of both.
This management is dynamic and seeks to limit the impact on the core capital ratio from exchange rates movements. In 2019, hedging levels of the core capital ratio for foreign exchange rate risk were maintained near 100%.
At the end of 2019, the largest exposures of permanent investments (with their potential impact on equity) were, in the following order, in Brazilian real, US dollars, UK pounds sterling, Chilean pesos, Mexican pesos and Polish zlotys. The Group hedges some of these positions of a permanent nature with foreign exchange-rate derivatives.
In addition, the financial area is responsible for managing foreign exchange rate risk for the Group’s expected results and dividends in units where the base currency is not the euro.
Structural equity risk
The Group maintains equity positions in its banking book in addition to those of the trading portfolio. These positions are maintained as equity instruments or as investments, depending on the percentage or control.
The equity portfolio available for the banking book at the end of December 2019 was diversified in securities in various countries, mainly Spain, China, Morocco, Netherlands and Poland. Most of the portfolio is invested in financial activities and insurance sectors. Among other sectors, to a lesser extent, are for e.g. real estate activities or public administration.
Structural equity positions are exposed to market risk. VaR is calculated for these positions using market price data series or proxies. As of the end of December 2019, the VaR at 99% with a one day time frame was EUR 170 million (EUR 180.1 and EUR 261.6 million at the end of 2018 and 2017, respectively).
2.2. Methodologies
Structural interest rate risk
The Group analyses the sensitivity of its equity value and net interest income to changes in interest rates as well as its different sources and sub-types of risk. These sensitivities measure the impact of changes in interest rates on the value of a financial instrument, a portfolio or the Group as a whole, as well as the impact on the profitability structure over the given time horizon for which NII is calculated.
Taking into consideration the balance-sheet interest rate position and the market situation and outlook, the necessary financial actions are adopted to align this position with that defined by the Group. These measures can range from opening positions in markets to the definition of the interest rate characteristics of our commercialized products.
The metrics used by the Group to control interest rate risk in these activities are the repricing gap, sensitivity of net interest margin and market value of equity to changes in interest rates, the duration of capital and value at risk (VaR) for economic capital calculation purposes.
Structural exchange-rate risk/hedging of results
These activities are monitored via position measurements, VaR and results, on a daily basis.
Structural equity risk
These activities are monitored via position measurements, VaR and results, on a monthly basis.
3. Liquidity risk
Structural liquidity management aims to fund the Group’s recurring activity optimising maturities and costs, while avoiding taking on undesired liquidity risks.
Santander’s liquidity management is based on the following principles:

•	Decentralised liquidity model.

•	Medium- and long-term (M/LT) funding needs must be covered by medium- and long-term instruments.

•	High contribution from customer deposits due to the retail nature of the balance sheet.

•	Diversification of wholesale funding sources by instruments/ investors, markets/currencies and maturities.

•	Limited recourse to short-term funding.

•	Availability of sufficient liquidity reserves, including standing facilities/discount windows at central banks to be used in adverse situations.

•	Compliance with regulatory liquidity requirements both at Group and subsidiary level, as a new factor conditioning management.
The effective application of these principles by all institutions comprising the Group required the development of a unique management framework built upon three fundamental pillars:

•
A solid organisational and governance model that ensures the involvement of the subsidiaries’ senior management in decision-taking and its integration into the Group’s global strategy. The decision-making process for all structural risks, including liquidity and funding risk, is carried out by local Asset and Liability Committees (ALCOs) in coordination with the global ALCO, which is the body empowered by the Bank's board in accordance with the corporate Asset and Liability Management (ALM) framework.
This governance model has been reinforced as it has been included within Santander's Risk Appetite Framework. This framework meets demands from regulators and market players emanating from the financial crisis to strengthen banks’ risk management and control systems.

•
In-depth balance sheet analysis and measurement of liquidity risk, supporting decision-taking and its control. The objective is to ensure the Group maintains adequate liquidity levels necessary to cover its short- and long-term needs with stable funding sources, optimising the impact of their costs on the income statement.

The Group’s liquidity risk management processes are contained within a conservative risk appetite framework established in each geographic area in accordance with its commercial strategy. This risk appetite establishes the limits within which the subsidiaries can operate in order to achieve their strategic objectives.

•	Management adapted in practice to the liquidity needs of each business. Every year, based on business needs, a liquidity plan is developed which seeks to achieve:

•	a solid balance sheet structure, with a diversified presence in the wholesale markets;

•	the use of liquidity buffers and limited encumbrance of assets;

•	compliance with both regulatory metrics and other metrics included in each entity’s risk appetite statement.
Over the course of the year, all dimensions of the plan are monitored.
The Group continues to develop the ILAAP (Internal Liquidity Adequacy Assessment Process), an internal self-assessment of liquidity adequacy which must be integrated into the Group’s other risk management and strategic processes. It focuses on both quantitative and qualitative matters and is used as an input to the SREP (Supervisory Review and Evaluation Process). The ILAAP evaluates the liquidity position both in ordinary and stressed scenarios.
iii. Asset encumbrance
In accordance with the guidelines established by the European Banking Authority (EBA) in 2014 on committed and uncommitted assets, the concept of assets committed in financing transactions (asset encumbrance) includes both on-balance sheet assets provided as collateral in transactions to obtain liquidity and off-balance sheet assets that have been received and reused for similar purposes, as well as other assets associated with liabilities for reasons other than financing.
The residual maturities of the liabilities associated with the assets and guarantees received and committed are presented below, as of 31 of December of 2019 (thousand of million of euros):

Residual maturities of the liabilities	unmatured	<=1month	>1month <=3months	>3months <=12months	>1year <=2years	>2years <=3years	3years <=5years	5years <=10years	>10years	TOTAL
Committed assets	32	43	8	80	65	29	24	20	20	322
Guarantees received	27	24	4	20	1	0	1	—	—	77

The reported Group information as required by the EBA at 2019 year-end is as follows:

On-balance-sheet encumbered assets
Thousand of million of euros
	Carrying amount of encumbered assets	Fair Value of encumbered assets	Fair Value of non-encumbered assets	Carrying amount of non-encumbered assets
Loans and advances	215.9		906.2
Equity instruments	6.5	6.5	12.1	12.1
Debt securities	64.7	64.8	119.9	119.6
Other assets	34.4		163.0
Total assets	321.5		1,201.2

Encumbrance of collateral received
Thousand of million of euros
	Fair value of encumbered collateral received or own debt securities issued	Fair value of collateral received or own debt securities issued available for encumbrance
Collateral received	77.0	55.8
Loans and advances	0.8	—
Equity instruments	5.6	8.2
Debt securities	70.6	47.6
Other collateral received	—	—
Own debt securities issued other than own covered bonds or ABSs	—	1.2

Encumbered assets and collateral received and matching liabilities
Thousand of million of euros
	Matching liabilities, contingent liabilities or securities lent	Assets, collateral received and own debt securities issued other than covered bonds and ABSs encumbered
Total sources of encumbrance (carrying amount)	302.5	398.6

On-balance-sheet encumbered assets amounted to EUR 321,500 million, of which 67% are loans (mortgage loans, corporate loans, etc.). Off-balance-sheet encumbered assets amounted to EUR 77,000 million, relating mostly to debt securities received as security in asset purchase transactions and re-used. Taken together, these two categories represent a total of EUR 398,600 million of encumbered assets, which give rise to EUR 302,500 million matching liabilities.
As of December 2019, total asset encumbrance in funding operations represented 24.1% of the Group’s extended balance sheet under EBA criteria (total assets plus guarantees received: EUR 1,655,600 as of December 2019). This percentage has been decreased from 24.8% that presented the Group as of December 2018. This reduction is due, among other reasons, to the fact that the Group has begun to repay part of the financing received from the European Central Bank under the TLTRO-II programme.
d) Capital risk
Capital risk, the second line of defence, independently challenges the business or first line activities mainly through the following processes:

•	Supervision of capital planning and adequacy exercises through a review of the main components affecting the capital ratios.

•
Ongoing supervision of the Group’s regulatory capital measurement by identifying key metrics for its calculation, setting tolerance levels and reviewing capital consumption and the consistency of the calculations, including single transactions with an impact on capital.

•	Review and challenge of the execution of those capital actions proposed in line with capital planning and risk appetite.
The Group commands a sound solvency position, above the levels required by regulators and by the European Central bank.
At 1 January 2020, at a consolidated level, the Group must maintain a minimum capital ratio of 9.69% of CET1 fully loaded (4.5% being the requirement for Pillar I, 1.5% being the requirement for Pillar 2R (requirement), 2.5% being the requirement for capital conservation buffer, 1% being the requirement for G-SIB and 0.19% being the requirement for anti-cyclical capital buffer). Santander Group must also maintain a minimum capital ratio of 1.5% of Tier 1 fully loaded and a minimum total ratio of 13.19% fully loaded.
Regulatory capital
In 2019, the solvency target set was achieved. Santander’s CET1 fully loaded ratio stood at 11.65% at the close of the year, demonstrating its organic capacity to generate capital. The key regulatory capital figures are indicated below:

Reconciliation of accounting capital with regulatory capital
Million of euros
	2019	2018	2017
Subscribed capital	8,309	8,118	8,068
Share premium account	52,446	50,993	51,053
Reserves	56,526	53,988	52,577
Treasury shares	(31)	(59)	(22)
Attributable profit	6,515	7,810	6,619
Approved dividend	(1,662)	(2,237)	(2,029)
Shareholders’ equity on public balance sheet	122,103	118,613	116,265
Valuation adjustments	(22,032)	(22,141)	(21,777)
Non-controlling interests	10,588	10,889	12,344
Total Equity on public balance sheet	110,659	107,361	106,833
Goodwill and intangible assets	(28,478)	(28,644)	(28,537)
Eligible preference shares and participating securities	9,039	9,754	7,635
Accrued dividend	(1,761)	(1,055)	(968)
Other adjustments*	(9,923)	(9,700)	(7,679)
Tier 1 (Phase-in)	79,536	77,716	77,283
* Fundamentally for non-computable non-controlling interests and deductions and reasonable filters in compliance with CRR.
The following table shows the Phase-in capital coefficients and a detail of the eligible internal resources of the Group:

	2019	2018	2017
Capital coefficients
Level 1 ordinary eligible capital (million of euros)	70,497	67,962	74,173
Level 1 additional eligible capital (million of euros)	9,039	9,754	3,110
Level 2 eligible capital (million of euros)	11,531	11,009	13,422
Risk-weighted assets (million of euros)	605,244	592,319	605,064
Level 1 ordinary capital coefficient (CET 1)	11.65%	11.47%	12.26%
Level 1 additional capital coefficient (AT1)	1.49%	1.65%	0.51%
Level 1 capital coefficient (TIER1)	13.14%	13.12%	12.77%
Level 2 capital coefficient (TIER 2)	1.91%	1.86%	2.22%
Total capital coefficient	15.05%	14.98%	14.99%

Eligible capital
Million of euros
	2019	2018	2017
Eligible capital
Common Equity Tier I	70,497	67,962	74,173
Capital	8,309	8,118	8,068
(-) Treasure shares and own shares financed	(63)	(64)	(22)
Share Premium	52,446	50,993	51,053
Reserves	57,368	55,036	52,241
Other retained earnings	(22,933)	(23,022)	(22,363)
Minority interests	6,441	6,981	7,991
Profit net of dividends	3,092	4,518	3,621
Deductions	(34,163)	(34,598)	(26,416)
Goodwill and intangible assets	(28,478)	(28,644)	(22,829)
Others	(5,685)	(5,954)	(3,586)
Additional Tier I	9,039	9,754	3,110
Eligible instruments AT1	9,209	9,666	8,498
T1-excesses-subsidiaries	(170)	88	347
Residual value of dividends	—	—	(5,707)
Others	—	—	(27)
Tier II	11,531	11,009	13,422
Eligible instruments T2	12,360	11,306	9,901
Gen. funds and surplus loans loss prov. IRB	—	—	3,823
T2-excesses - subsidiaries	(829)	(297)	(275)
Others	—	—	(27)
Total eligible capital	91,067	88,725	90,706
Note: Santander Bank and its affiliates had not taken part in any State aid programmes.
Leverage ratio
The leverage ratio has been defined within the regulatory framework of Basel III as a measure of the capital required by financial institutions not sensitive to risk. The Group performs the calculation as stipulated in CRD IV and its subsequent amendment in EU Regulation no. 573/2013 of 17 January 2015, which was aimed at harmonising calculation criteria with those specified in the BCBS “Basel III leverage ratio framework” and “Disclosure requirements” documents.
This ratio is calculated as Tier 1 capital divided by leverage exposure. Exposure is calculated as the sum of the following items:

•	Accounting assets, excluding derivatives and items treated as deductions from Tier 1 capital (for example, the balance of loans is included, but not that of goodwill).

•	Off-balance-sheet items (mainly guarantees, unused credit limits granted and documentary credits) weighted using credit conversion factors.

•	Inclusion of net value of derivatives (gains and losses are netted with the same counterparty, minus collaterals if they comply with certain criteria) plus a charge for the future potential exposure.

•	A charge for the potential risk of security funding transactions.

•	Lastly, it includes a charge for the risk of credit derivative swaps (CDS).
The European Commission’s proposals to modify CRR and CRD IV on 23 November 2016, foresee a mandatory requirement of a 3% leverage ratio for Tier 1 capital, which would be added to the own funds requirements in the article 92 of the CRR. The proposals for the Commission’s modification also point to the possibility of introducing a buffer of leverage ratio for global systemic entities in the future.
With the publication of Regulation (EU) 2019/876 of 20 May, 2019, amending Regulation (EU) No. 575/2013 as regards the leverage ratio, the final calibration of the ratio is set at 3% for all entities and, for systemic entities G-SIBs, an additional surcharge is also established which will be 50% of the cushion ratio applicable to the EISM. In addition, modifications are included in its calculation, including the exclusion of certain exposures from the total exposure measure: public loans, transfer loans and officially guaranteed export credits.
Banks will have to implement the final definition of the leverage ratio by June 2021 and comply with the new calibration of the ratio (the surcharge for G-SIBs) from January 2022.

Million of euros
	2019	2018	2017
Leverage
Level 1 Capital	79,536	77,716	77,283
Exposure	1,544,614	1,489,094	1,463,090
Leverage Ratio	5.15%	5.22%	5.28%

Global systemically important banks
The Group is one of 30 banks designated as global systemically important banks (G-SIBs).
The designation as a systemically important entity is based on the measurement set by regulators (the FSB and BCBS), based on 5 criteria (size, cross-jurisdictional activity, interconnectedness with other financial institutions, substitutability and complexity).
This definition means it has to fulfil certain additional requirements, which consist mainly of a capital buffer (1)%, in TLAC requirements (total loss absorbing capacity), that we have to publish relevant information more frequently than other banks, greater regulatory requirements for internal control bodies, special supervision and drawing up of special reports to be submitted to supervisors.
The fact that Grupo Santander has to comply with these requirements makes it a more solid bank than its domestic rivals.